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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22043

Invesco Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 2/28/17

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2017
Invesco Dynamic Credit Opportunities Fund
NYSE: VTA

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Fund’s performance and portfolio holdings. In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Dynamic Credit Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair
Invesco Funds Board of Trustees

3	Invesco Dynamic Credit Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Invesco Dynamic Credit Opportunities Fund (the Fund), at net asset value (NAV), outperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Fund’s return can be calculated based on either the market price or the net asset value of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the reporting period.

Performance
Total returns, 2/29/16 to 2/28/17

Fund at NAV	24.02%
Fund at Market Value	34.20
Credit Suisse Leveraged Loan Index▼	12.55

Market Price Discount to NAV as of 2/28/17	-6.27
Source(s): ▼Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. We believe a highly diversified pool of senior loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

Our credit analysts review all holdings and prospective holdings. Key consideration may be given to the following factors, as applicable:

∎	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
∎	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
∎	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
∎	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
∎	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
∎	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
∎	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

   We attempt to construct the portfolio using a conservative bias to help manage credit risk, while focusing on optimization

Portfolio Composition†*
By credit quality, based on total investments

BBB+	0.1%
BBB	0.2
BBB-	6.4
BB+	5.3
BB	13.2
BB-	12.3
B+	11.0
B	17.1
B-	9.1
CCC+	7.0
CCC	2.7
CCC-	0.7
CC	0.5
Non-Rated	10.1
Equity	4.3

Top Five Debt Holdings
Based on total investments

1.	NRG Energy, Inc., Revolver Loan A	1.6%
2.	First Data Corp., Term Loan	1.3
3.	Sears Roebuck Acceptance Corp., Term Loan	0.9
4.	Veritas US, Inc., Term Loan B-1	0.8
5.	Level 3 Financing, Inc., Term Loan B	0.8

Total Net Assets
Applicable to Common Shares	$981.8 million

Total Number of Holdings*	602

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4	Invesco Dynamic Credit Opportunities Fund

of return relative to appropriate benchmarks. We monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with analysts, as well as with borrowers and loan sponsors.

Utilizing our proprietary risk rating system, our analysts assign, monitor and update the probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

Senior loans’ senior position in the capital structure, secured status, short duration and limited energy sector exposure positioned the asset class defensively against some of the key risks that influenced performance during the reporting period: mainly, the potential for elevated defaults as well as the potential for rising interest rates. Senior loans’ defensive positioning, particularly as it relates to rising interest rates, benefited the asset class when compared to fixed-interest rate alternatives.

For the fiscal year ended February 28, 2017, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 12.55%. The market produced positive results in all 12 calendar months of the reporting period. Many of the factors that were headwinds at the start of the fiscal year reversed – namely, recessionary fears subsided, oil prices recovered and technical factors improved. Also, central bank policies remained accommodative. This positive tone permeated the broader capital markets as well, fueling outperformance in risk-based asset classes such as high yield bonds. Brexit, the UK vote in June 2016 to leave the European Union, induced modest declines in the senior loan market, but price volatility remained muted versus other risk asset classes.

Senior loans’ positive performance carried into the second half of the reporting period as demand accelerated in the latter months of 2016. This dynamic fostered an environment that was supportive of opportunistic refinancing and re-pricing transactions, offering some issuers the opportunity to reduce spreads and extend maturities. Demand was firm across market constituents as institutional investors, collateralized loan obligation investors and retail investors responded favorably to the outcome of the US presidential election and the US Federal Reserve’s (the Fed) decision to increase interest rates in December 2016.

Credit fundamentals remained stable as economic growth accelerated and commodity prices rallied, leading to strong outperformance in the lower quality end of the credit ratings spectrum. Defaults remained below historical averages, largely due to the rebound in commodity prices and the reversal in sentiment toward the end of the fiscal year. We believe senior loan defaults may remain isolated to a few “pockets of weakness” and are unlikely to spread to the broader market.

At the close of the reporting period, we believed senior loans remained well positioned for the economic and interest rate environment, providing investors with a relatively high level of current income with protection from rising rates due to their floating rate structure. In addition to raising interest rates in December 2016, the Fed indicated additional hikes were likely in 2017, given tightening labor markets and mounting inflation. With conditions conducive to further upward shifts in the yield curve, senior loans were comparatively well positioned versus longer duration fixed income asset classes. While months of heightened re-pricing activity lowered spreads in the senior loan universe, their yields remained attractive relative to other credit products. Senior loan investors benefit from a senior secured claim on borrowers’ assets and coupon payments that adjust along with market rates. This combination both mitigates senior loans’ risk in the event of a default and positions senior loans well for expected interest rate increases in 2017 from a total return perspective.

As of the close of the reporting period, leverage accounted for 27% of the Fund’s NAV plus borrowings and variable rate term preferred shares. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Fund’s volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

The Fund’s energy, transportation and information technology holdings were the largest contributors to Fund performance for the reporting period. The Fund’s European holdings also contributed to Fund performance. On an individual-name basis, Nobina, iHeart Communications and Asurion were the largest contributors to Fund performance on an absolute basis.

For the reporting period, the Fund’s use of leverage contributed to performance. On an industry basis, the Fund’s food and tobacco holdings were the only detractors from Fund performance, and its consumer durables and food and drug holdings were the smallest contributors to absolute performance. On an individual-name basis, Adria Group Holdings, New Millennium Holdco and Vivarte were the largest detractors from Fund performance for the fiscal year.

The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s common shares.

As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunities Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Dynamic Credit Opportunities Fund

Scott Baskind Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1999 and began managing the Fund in 2010. Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

Nuno Caetano Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with

Invesco or its investment advisory affiliates since 2010 and began managing the Fund in 2013. Mr. Caetano was employed by Morgan Stanley in an investment management capacity from 2006 to 2010. He earned a BS in business administration and an MS in corporate finance from Universidade Catolica Portuguesa.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He joined Invesco in 2010.

Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Fund in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a master of management degree in finance from Northwestern University.

6	Invesco Dynamic Credit Opportunities Fund

Supplemental Information

Invesco Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

7	Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

8	Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–112.43%(b)(c)
Aerospace & Defense–2.98%
Abacus Innovations Corp., Term Loan B	3.06%	08/16/2023	$4,394	$4,451,510
BE Aerospace, Inc., Term Loan	3.99%	12/16/2021	414	416,778
Cadence Aerospace, LLC, Term Loan	7.00%	05/09/2018	2,473	2,348,412
Consolidated Aerospace Manufacturing, LLC, Term Loan	4.75%	08/11/2022	1,693	1,642,529
IAP Worldwide Services,
Revolver Loan (Acquired 07/22/2014; Cost $1,299,963)(d)	0.00%	07/18/2018	1,300	1,273,964
Revolver Loan (Acquired 07/22/2014; Cost $144,440)	7.00%	07/18/2018	144	141,552
Second Lien Term Loan (Acquired 07/22/2014-08/18/2014; Cost $1,584,015)	8.00%	07/18/2019	1,664	1,581,270
TransDigm Inc.,
Term Loan E	3.85%	05/16/2022	6,548	6,587,590
Term Loan F	3.78%	06/09/2023	10,739	10,809,926
				29,253,531

Air Transport–1.88%
American Airlines, Inc., Term Loan B	3.27%	12/14/2023	3,282	3,303,610
Avolon TLB Borrower 1 (US) LLC,
Term Loan B-1(e)	—	07/20/2020	1,207	1,221,103
Term Loan B-2(e)	—	01/20/2022	8,673	8,836,441
Delta Air Lines, Inc., Revolver Loan(d)	0.00%	10/18/2017	1,558	1,546,645
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	3,488	3,588,120
				18,495,919

Automotive–1.94%
Allison Transmission, Inc., Term Loan	3.28%	09/23/2022	2,399	2,430,591
CH Hold Corp.,
Delayed Draw Term Loan(d)	0.00%	02/01/2024	104	104,275
First Lien Term Loan(e)	—	02/01/2024	1,031	1,042,755
Second Lien Term Loan(e)	—	02/01/2025	143	145,949
Dealer Tire, LLC, Term Loan	4.75%	12/22/2021	31	31,449
Federal-Mogul Holdings Corp.,
Term Loan B	4.00%	04/15/2018	2,284	2,282,935
Term Loan C	4.75%	04/15/2021	8,523	8,451,039
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.78%	04/30/2019	33	33,481
Key Safety Systems, Inc., Term Loan	5.54%	08/29/2021	410	415,555
Transtar Holding Co.,
DIP Term Loan (Acquired 12/09/2016; Cost $492,384)(d)	0.00%	03/23/2017	492	492,384
DIP Term Loan (Acquired 12/09/2016; Cost $372,079)	8.25%	03/23/2017	372	372,079
First Lien Term Loan(f)	0.00%	10/09/2018	3,446	2,433,724
Second Lien Term Loan(f)	0.00%	10/09/2019	1,010	16,412
Wand Intermediate I L.P., Second Lien Term Loan	8.50%	09/17/2022	818	824,536
				19,077,164

Beverage & Tobacco–0.24%
Constellation Brands Canada, Inc. (Canada), Term Loan B-1	4.75%	12/16/2023	640	649,902
Culligan Holding, Inc., Term Loan B-1	5.00%	12/13/2023	895	911,250
Winebow Holdings, Inc., Second Lien Term Loan	8.50%	12/31/2021	827	785,290
				2,346,442

Building & Development–2.12%
American Builders & Contractors Supply Co., Inc., Term Loan	3.53%	10/31/2023	3,767	3,805,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Building & Development–(continued)
Beacon Roofing Supply, Inc., Term Loan B	3.71%	10/01/2022		$1,121	$1,129,213
Beazer Homes USA, Inc., Second Lien Term Loan B (Acquired 03/10/2016; Cost $1,026,203)	6.75%	03/11/2018		1,035	1,029,367
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/2020		1,554	1,574,096
Forterra Finance, LLC, Second Lien Term Loan	4.50%	10/25/2023		1,345	1,362,254
HD Supply, Inc.,
Term Loan B-1	3.75%	08/13/2021		415	418,517
Term Loan B-2	3.75%	10/17/2023		1,994	2,013,036
Mueller Water Products, Inc., Term Loan B	3.28%	11/25/2021		301	304,973
Quikrete Holdings, Inc., First Lien Term Loan	4.02%	11/15/2023		7,062	7,158,163
Re/Max LLC, Term Loan B	3.71%	12/15/2023		1,468	1,478,537
Realogy Group LLC, Term Loan B	3.03%	07/20/2022		475	479,578
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/2014-12/30/2016; Cost $262,197)(g)	12.00%	03/07/2018		262	26,162
PIK Term Loan B (Acquired 03/07/2014-12/30/2016; Cost $125,591)(g)	6.50%	02/28/2019		182	0
					20,779,019

Business Equipment & Services–10.12%
Allied Universal Holdco, LLC,
Delayed Draw Term Loan	5.50%	07/28/2022		257	259,058
First Lien Incremental Term Loan	5.50%	07/28/2022		2,115	2,132,510
Alorica Inc., Term Loan B (Acquired 06/22/2016; Cost $1,778,655)	5.53%	06/30/2022		1,791	1,817,515
Asurion LLC,
Second Lien Term Loan	8.50%	03/03/2021		10,682	10,856,024
Term Loan B-2	4.03%	07/08/2020		336	340,334
Term Loan B-5	4.75%	11/03/2023		1,899	1,927,196
Brickman Group Ltd. LLC,
Revolver Loan(d)	0.00%	12/18/2018		580	578,191
Second Lien Term Loan	7.50%	12/17/2021		708	714,400
Caraustar Industries, Inc., Term Loan	8.00%	05/01/2019		210	210,996
Change Healthcare Holdings, Inc., Term Loan B(e)	—	03/01/2024		4,973	5,002,369
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/2022		1,007	703,434
Term Loan B	4.50%	04/09/2021		3,403	3,088,434
Cotiviti Corp.,
Term Loan A (Acquired 09/23/2016; Cost $1,298,070)	3.25%	09/28/2021		1,303	1,297,685
Term Loan B	3.75%	09/28/2023		338	340,980
CRCI Holdings Inc., Term Loan	6.50%	08/31/2023		1,375	1,377,866
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/2019		1,928	1,571,719
Second Lien Term Loan	8.75%	12/21/2020		677	444,320
DigitalGlobe, Inc., Term Loan B	3.53%	01/15/2024		3,396	3,415,188
Equinix, Inc., Term Loan B	3.28%	01/08/2023		631	640,600
First Data Corp.,
Term Loan	3.78%	03/24/2021		18,974	19,174,413
Term Loan	3.78%	07/10/2022		1,154	1,164,302
Genesys Telecom Holdings, U.S., Inc.,
Term Loan B	4.00%	12/01/2023	EUR	3,279	3,533,246
Term Loan B	5.02%	12/01/2023		4,522	4,585,729
Global Payments Inc., Term Loan B	3.28%	04/22/2023		611	618,333
Hillman Group, Inc., Term Loan	4.50%	06/30/2021		1,495	1,508,492
Information Resources, Inc., First Lien Term Loan	5.25%	12/01/2023		1,699	1,724,095
Inmar, Inc., Second Lien Term Loan (Acquired 01/27/2014; Cost $184,439)	8.00%	01/27/2022		186	175,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
KAR Auction Services, Inc.,
Term Loan B-2	4.19%	03/11/2021		$298	$301,629
Term Loan B-3	4.50%	03/09/2023		3,060	3,103,539
Karman Buyer Corp., Second Lien Term Loan	7.50%	07/25/2022		2,507	2,457,932
Lonestar Intermediate Super Holdings, LLC, Term Loan	10.00%	08/31/2021		3,328	3,485,639
Peak 10, Inc., Second Lien Term Loan	8.28%	06/17/2022		416	396,291
Prime Security Services Borrower, LLC,
First Lien Term Loan	4.25%	05/02/2022		1,594	1,611,172
Revolver Loan(d)	0.00%	05/02/2022		2,035	2,033,381
Spin Holdco Inc., First Lien Term Loan	4.29%	11/14/2019		4,141	4,132,732
Synchronoss Technologies, Inc., Term Loan	4.08%	01/19/2024		1,549	1,556,816
TaxAct, Inc., Term Loan	7.00%	12/31/2022		1,128	1,141,784
TNS Inc.,
First Lien Term Loan	5.04%	02/14/2020		333	336,483
Second Lien Term Loan	9.04%	08/14/2020		182	180,867
Trans Union, LLC, Term Loan B-2	3.28%	04/09/2023		1,443	1,460,701
U.S. Security Associates Holdings, Inc., Term Loan	6.00%	07/14/2023		1,584	1,607,998
Ventia Deco LLC, Term Loan B	5.00%	05/21/2022		1,160	1,176,940
Wash MultiFamily Acquisition Inc.,
Canadian First Lien Term Loan	4.25%	05/13/2022		108	109,148
Canadian Second Lien Term Loan (Acquired 05/05/2015; Cost $23,246)	8.00%	05/14/2023		23	23,382
First Lien Term Loan	4.25%	05/13/2022		619	623,244
Second Lien Term Loan (Acquired 05/05/2015; Cost $132,707)	8.00%	05/12/2023		133	133,498
WEX Inc., Term Loan B	4.28%	07/01/2023		4,200	4,272,488
					99,348,466

Cable & Satellite Television–3.99%
Charter Communications Operating, LLC, Term Loan I	3.03%	01/15/2024		7,003	7,056,493
CSC Holdings, LLC, Term Loan	3.77%	10/09/2024		130	131,505
ION Media Networks, Inc., Term Loan B-2	4.50%	12/18/2020		4,432	4,503,723
Mediacom Illinois, LLC, Term Loan K	3.00%	02/15/2024		2,511	2,526,767
UPC Financing Partnership, Term Loan AP	3.52%	04/15/2025		10,885	10,934,478
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan I	3.52%	01/31/2025		7,815	7,858,169
WaveDivision Holdings, LLC, Term Loan B	3.60%	10/14/2019		342	344,705
WideOpenWest Finance LLC, Term Loan B	4.55%	08/19/2023		2,402	2,423,083
Ziggo B.V., Term Loan E(e)	—	04/15/2025		3,397	3,412,986
					39,191,909

Chemicals & Plastics–3.24%
Alpha US Bidco, Inc., Term Loan B-1(e)	—	01/31/2024		1,092	1,105,022
Axalta Coating Systems US Holdings Inc., Term Loan B-1	3.50%	02/01/2023		267	271,011
Chemours Co. (The), Term Loan B	3.79%	05/12/2022		445	448,829
Colouroz Investment LLC (Germany),
Second Lien Term Loan	8.25%	09/05/2022	EUR	2,502	2,658,490
Second Lien Term Loan B-2	8.25%	09/05/2022		11,565	11,601,198
Constantinople Acquisition GmbH (Austria), Term Loan B-2-A	4.00%	04/30/2022		274	276,433
Inovyn Finance PLC (United Kingdom), Term Loan	4.50%	05/15/2021	EUR	504	543,940
MacDermid, Inc.,
Term Loan B-4	5.00%	06/07/2023		1,194	1,209,709
Term Loan B-5	4.50%	06/07/2020		28	28,796
Otter Products, LLC, Term Loan B	5.75%	06/03/2020		2,525	2,513,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Oxea Finance LLC,
First Lien Term Loan B-1	4.50%	01/15/2020	EUR	2,688	$2,836,289
First Lien Term Loan B-2	4.25%	01/15/2020		$5,221	5,175,162
Prolampac IPG Borrower LLC, Term Loan	5.06%	11/18/2023		928	945,119
Royal Holdings, Inc., Second Lien Term Loan	8.50%	06/19/2023		216	217,505
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/2020		826	829,215
Versum Materials, Term Loan	3.50%	09/30/2023		1,120	1,135,423
					31,795,808

Clothing & Textiles–1.01%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan	5.00%	05/27/2021		2,662	2,695,318
Second Lien Term Loan (Acquired 05/22/2014-06/24/2015; Cost $1,260,284)	9.50%	05/27/2022		1,269	1,288,314
Ascena Retail Group, Inc., Term Loan B	5.31%	08/21/2022		3,670	3,347,796
Oak Parent, Inc., Term Loan	5.50%	10/26/2023		1,724	1,739,339
Samsonite IP Holdings, S.a.r.l. (Luxembourg), Term Loan B	3.03%	08/01/2023		296	299,128
Varsity Brands Holding Co., Inc., Term Loan	5.00%	12/10/2021		521	530,238
					9,900,133

Conglomerates–0.13%
Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.04%	08/29/2021		1,256	1,262,782
Spectrum Brands, Inc., Term Loan B	3.40%	06/23/2022		14	14,229
					1,277,011

Containers & Glass Products–3.82%
Aenova Holding GmbH (Germany), Second Lien Term Loan	8.50%	08/06/2021	EUR	2,750	2,529,151
Berlin Packaging, LLC, Second Lien Term Loan	7.75%	09/30/2022		449	455,353
Berry Plastics Corp.,
Term Loan I(e)	—	10/01/2022		707	712,599
Term Loan J(e)	—	01/19/2024		765	771,282
Term Loan L	3.02%	01/06/2021		1,397	1,405,904
Duran Group (Germany),
Term Loan B (Acquired 07/15/2015; Cost $5,455,237)	8.25%	11/28/2019	EUR	4,981	5,250,292
Term Loan C (Acquired 07/15/2015; Cost $1,426,935)	8.25%	11/28/2019		1,427	1,419,800
Term Loan D-2 (Acquired 09/20/2016; Cost $8,215,135)	8.51%	11/28/2019		8,251	8,209,485
Fort Dearborn Holding Co., Inc.,
First Lien Term Loan	5.00%	10/19/2023		1,239	1,255,712
Second Lien Term Loan	9.50%	10/19/2024		231	235,925
Hoffmaster Group, Inc., First Lien Term Loan	5.50%	11/21/2023		1,873	1,902,642
Klockner Pentaplast of America, Inc., Revolver Loan(d)	0.00%	01/28/2020	EUR	5,000	5,293,687
Multi Packaging Solutions, Inc., Term Loan D	4.25%	10/14/2023		589	590,743
Ranpak Corp.,
Second Lien Term Loan	8.25%	10/03/2022		245	236,846
Term Loan B-1	4.25%	10/01/2021		333	335,396
Reynolds Group Holdings Inc., Incremental Term Loan	3.78%	02/05/2023		4,247	4,287,313
Tekni-Plex, Inc.,
Second Lien Term Loan	8.75%	06/01/2023		282	282,185
Term Loan B-1	4.54%	06/01/2022		301	302,464
TricorBraun, Inc.,
Delayed Draw Term Loan(d)	0.00%	11/30/2023		180	180,229
Term Loan	4.75%	11/30/2023		1,781	1,802,286
					37,459,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cosmetics & Toiletries–0.79%
Coty Inc., Incremental Term Loan B	3.28%	10/27/2022		$1,448	$1,466,648
Galleria Co., Term Loan B	3.81%	09/29/2023		3,238	3,259,085
Prestige Brands, Inc., Term Loan B-4	3.53%	01/26/2024		3,006	3,048,677
					7,774,410

Drugs–1.38%
Alpha BidCo S.A.S. (France),
Term Loan B-1(e)	—	01/30/2023	EUR	1,753	1,888,741
Term Loan B-2(e)	—	01/30/2023	EUR	752	809,944
BPA Laboratories,
First Lien Term Loan	3.54%	04/29/2020		1,605	1,358,550
Second Lien Term Loan	3.54%	04/29/2020		1,395	823,158
Endo Pharmaceuticals Holdings Inc., Incremental Term Loan B	3.81%	09/25/2022		1,145	1,151,165
Grifols Worldwide Operations USA, Inc., Term Loan(e)	—	01/31/2025		2,331	2,341,863
Valeant Pharmaceuticals International, Inc. (Canada),
Series C-2 Term Loan B	5.28%	12/11/2019		3,383	3,403,420
Series F-1 Term Loan B	5.53%	04/01/2022		1,786	1,799,709
					13,576,550

Ecological Services & Equipment–0.42%
Advanced Disposal Services Inc., Term Loan B-3	3.50%	11/10/2023		673	681,126
Casella Waste Systems, Inc., Term Loan	4.00%	10/17/2023		649	653,759
PHM France Holdco 19 S.A.S. (France), Term Loan B-2	3.75%	10/30/2020	EUR	564	608,900
PSSI Holdings LLC, Term Loan	4.75%	12/02/2021		366	372,267
Waste Industries USA, Inc., Term Loan B	3.53%	02/27/2020		597	601,136
WCA Waste Corp., Term Loan	3.52%	08/11/2023		1,215	1,220,917
					4,138,105

Electronics & Electrical–15.23%
4L Technologies Inc., Term Loan	5.51%	05/08/2020		6,111	5,899,038
Blackboard, Inc., Term Loan B-4	6.02%	06/30/2021		4,037	4,071,012
Cavium, Inc., Term Loan B	3.78%	08/16/2022		1,226	1,239,200
CommScope, Inc., Term Loan 5	3.28%	12/29/2022		2,735	2,765,439
Compuware Corp., Term Loan B-3	5.25%	12/15/2021		333	333,611
Dell International LLC,
Term Loan A-2	3.04%	09/07/2021		5,964	5,984,011
Term Loan B	4.04%	09/07/2023		10,234	10,315,628
Diamond US Holding LLC, Term Loan	4.75%	12/17/2021		1,460	1,468,685
Diebold, Inc., Term Loan B	5.31%	11/06/2023		2,215	2,254,642
Go Daddy Operating Co., LLC,
Bridge Term Loan(e)	—	02/08/2018	EUR	3,567	3,759,672
Delayed Draw Term Loan(d)	0.00%	02/15/2024		6,572	6,572,066
Term Loan B	3.27%	02/15/2024		1,407	1,411,976
Hyland Software, Inc., Term Loan	4.03%	07/01/2022		248	252,307
Interoute Finco PLC (Luxembourg), Term Loan	3.75%	11/14/2023	EUR	2,625	2,821,503
LANDesk Group, Inc., Term Loan B	5.25%	01/20/2024		294	295,772
Lattice Semiconductor Corp., Term Loan	5.51%	03/10/2021		1,722	1,722,009
Lully Finance LLC,
Second Lien Term Loan B-1	9.50%	10/16/2023		766	769,093
Second Lien Term Loan B-2 (Acquired 02/08/2016-02/09/2016; Cost $6,188,850)	9.25%	10/16/2023	EUR	5,500	5,863,114
Second Lien Term Loan B-4 (Acquired 11/30/2016; Cost $3,407,017)	7.25%	10/16/2023	EUR	3,215	3,439,626
MA Finance Co., LLC, Term Loan C	4.79%	11/20/2019		3,357	3,390,389
MACOM Technology Solutions Holdings, Inc., Term Loan	4.52%	05/07/2021		892	898,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Mediaocean LLC, First Lien Term Loan	5.25%	08/15/2022		$1,756	$1,782,290
Meter Reading Holding, LLC, Term Loan (Acquired 08/19/2016; Cost $2,354,883)	6.80%	08/29/2023		2,389	2,448,566
Micron Technology, Inc, Term Loan	4.54%	04/26/2022		1,172	1,189,683
Microsemi Corp., Term Loan B	3.03%	01/15/2023		3,803	3,837,370
Mirion Technologies, Inc., Term Loan	5.75%	03/31/2022		1,500	1,498,153
MKS Instruments, Inc., Term Loan B-2	3.53%	05/01/2023		1,689	1,710,747
MSC Software Corp.,
First Lien Term Loan (Acquired 06/03/2014; Cost $77,511)	5.00%	05/29/2020		78	78,129
Second Lien Term Loan	8.50%	06/01/2021		450	451,525
MTS Systems, Term Loan B	5.03%	07/05/2023		1,399	1,419,306
NeuStar, Inc., Term Loan A	4.03%	01/22/2019		3,025	3,023,046
Oberthur Technologies of America Corp.,
Term Loan B-1	3.75%	12/15/2023	EUR	5,520	5,922,775
Term Loan B-2(d)	0.00%	12/15/2023	EUR	6,283	6,656,762
Omnitracs, Inc., Second Lien Term Loan	8.75%	05/25/2021		181	182,902
ON Semiconductor Corp., Term Loan	4.03%	03/31/2023		10,066	10,182,224
Optiv Inc.,
First Lien Term Loan	4.25%	02/01/2024		1,999	2,015,032
Second Lien Term Loan	8.25%	01/31/2025		357	362,313
Quest Software US Holdings Inc., Term Loan	7.00%	10/31/2022		5,380	5,481,287
Ramundsen Holdings, LLC,
First Lien Term Loan	5.25%	02/01/2024		351	355,042
Second Lien Term Loan	9.50%	02/01/2025		141	143,127
Riverbed Technology, Inc., Term Loan	4.25%	04/25/2022		454	458,663
Rocket Software, Inc.,
Second Lien Term Loan	10.50%	10/14/2024		574	582,926
Term Loan	5.25%	10/14/2023		2,936	2,982,826
SS&C Technologies Inc.,
Term Loan B-1	4.03%	07/08/2022		1,734	1,745,870
Term Loan B-2	4.03%	07/08/2022		166	167,545
Sybil Software LLC,
Term Loan	4.75%	09/30/2022	EUR	1,872	2,024,487
Term Loan	5.00%	09/30/2022		3,884	3,948,594
Tempe Holdco Corp., Term Loan B	4.03%	12/01/2023		2,646	2,682,313
TTM Technologies, Inc., Term Loan B	5.25%	05/31/2021		422	429,451
Veritas US Inc., Term Loan B-1	6.63%	01/27/2023	EUR	11,909	12,700,746
VF Holding Corp, Term Loan B-1	4.25%	06/30/2023		1,767	1,784,676
Western Digital Corp., Term Loan B-1	4.53%	04/29/2023		5,752	5,794,837
					149,570,051

Equipment Leasing–0.11%
Delos Finance S.a.r.l., Term Loan	3.50%	10/06/2023		237	239,925
Flying Fortress Inc., Term Loan	3.25%	10/30/2022		327	329,797
IBC Capital US LLC, Term Loan	4.98%	09/09/2021		557	549,691
					1,119,413

Financial Intermediaries–2.34%
Black Knight InfoServ, LLC, Term Loan B	3.06%	05/27/2022		675	678,148
iPayment Inc., Term Loan	6.75%	05/08/2017		4,028	3,997,529
LPL Holdings, Inc., Term Loan B (Acquired 11/18/2015; Cost $2,094,066)	4.78%	11/20/2022		2,112	2,144,898
MoneyGram International, Inc., Term Loan	4.25%	03/27/2020		4,136	4,141,290
RJO Holdings Corp., Term Loan	9.54%	12/10/2017		2,963	2,904,167
RPI Finance Trust, Term Loan B-5	3.50%	10/14/2022		1,994	2,018,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries–(continued)
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	5.00%	12/17/2020	GBP	1,031	$1,294,936
Stiphout Finance LLC,
Second Lien Term Loan (Acquired 07/21/2015; Cost $54,433)	9.00%	10/26/2023		$55	54,124
Second Lien Term Loan	9.00%	10/26/2023	EUR	2,790	2,999,803
Term Loan	4.75%	10/26/2022		313	314,960
TMF Group Holdco B.V. (Netherlands), Term Loan B	4.00%	09/30/2023	EUR	2,204	2,380,246
					22,929,009

Food & Drug Retailers–2.11%
Adria Group Holding B.V. (Netherlands), PIK Term Loan(g)	10.50%	06/04/2018	EUR	17,959	5,438,154
Albertsons, LLC,
Term Loan B-4	3.78%	08/25/2021		10,738	10,883,150
Term Loan B-6	4.30%	06/22/2023		212	215,001
Pret A Manger (United Kingdom),
Term Loan 2(d)	0.00%	12/31/2021	GBP	505	626,113
Term Loan B-2	5.36%	06/20/2022	GBP	2,500	3,144,780
Rite Aid Corp.,
Second Lien Term Loan 1	5.75%	08/21/2020		99	99,824
Second Lien Term Loan 2	4.88%	06/21/2021		298	299,497
					20,706,519

Food Products–3.11%
AdvancePierre Foods, Inc., Term Loan B	4.00%	06/02/2023		2,846	2,889,119
Candy intermediate Holdings, Inc., Term Loan	5.50%	06/15/2023		2,470	2,491,912
Chefs’ Warehouse Parent, LLC, Term Loan	6.75%	06/22/2022		1,186	1,199,045
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/2020		160	150,689
Second Lien Term Loan	8.76%	07/03/2021		1,411	1,197,285
Dole Food Co., Inc., Term Loan B	4.55%	11/01/2018		1,325	1,330,884
Hearthside Group Holdings, LLC,
Revolver Loan(d)	0.00%	06/02/2019		1,478	1,475,476
Term Loan	4.00%	06/21/2021		406	409,274
Hostess Brands, LLC, Term Loan B	4.00%	08/03/2022		91	92,546
Jacobs Douwe Egberts International B.V., Term Loan B-1	3.50%	07/02/2022		2,522	2,548,780
JBS USA Lux S.A., Term Loan B	3.28%	10/30/2022		8,443	8,502,628
Keurig Green Mountain, Inc., Term Loan B	5.27%	03/03/2023		3,128	3,170,565
NBTY, Inc., Term Loan B(e)	—	05/05/2023		1,488	1,499,707
Pinnacle Foods Finance LLC, Term Loan B(e)	—	02/02/2024		1,018	1,024,490
Post Holdings, Inc., Revolver Loan(d)	0.00%	01/29/2019		2,283	2,278,192
Shearer’s Foods, LLC, Second Lien Term Loan	7.75%	06/30/2022		241	237,849
					30,498,441

Food Service–2.46%
Focus Brands, Inc., Term Loan	5.00%	10/05/2023		453	459,695
Landry’s, Inc., Term Loan B	4.03%	10/04/2023		1,775	1,796,677
Pizza Hut Holdings, LLC, Term Loan B	3.53%	06/16/2023		1,550	1,572,816
Red Lobster Management, LLC, Term Loan	6.25%	07/28/2021		1,116	1,133,071
Restaurant Holding Co., LLC, First Lien Term Loan	8.75%	02/28/2019		1,018	986,156
TKC Holdings, Inc., Term Loan	4.75%	02/01/2024		2,250	2,272,476
TMK Hawk Parent, Corp.,
First Lien Term Loan(e)	—	10/01/2021		522	527,694
First Lien Term Loan	5.25%	10/01/2021		2,092	2,113,068
Second Lien Term Loan (Acquired 09/26/2014; Cost $641,818)	8.50%	10/01/2022		646	643,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service–(continued)
US Foods, Inc., Term Loan B	3.53%	06/27/2023		$10,015	$10,153,572
Weight Watchers International, Inc., Term Loan B-2	4.19%	04/02/2020		2,777	2,452,567
					24,110,900

Health Care–5.32%
Acadia Healthcare Co., Inc.,
Incremental Term Loan B	3.78%	02/11/2022		1,050	1,059,645
Term Loan B-2	3.78%	02/16/2023		2,340	2,363,348
BSN Medical Luxembourg Holding S.a.r.l. (Luxembourg), Second Lien Term Loan (Acquired 05/10/2016; Cost $10,123,296)	8.00%	07/23/2024	EUR	8,750	9,362,443
CareCore National, LLC, Term Loan	5.50%	03/05/2021		1,400	1,408,894
Community Health Systems, Inc.,
Incremental Term Loan F	4.27%	12/31/2018		2,060	2,058,035
Incremental Term Loan G	3.80%	12/31/2019		413	410,334
Revolver Loan(d)	0.00%	01/27/2019		1,018	1,013,698
Revolver Loan	5.25%	01/27/2019		141	140,856
Convatec Inc., Term Loan B	3.25%	10/31/2023		373	376,456
DJO Finance LLC, Term Loan	4.25%	06/07/2020		503	496,036
Explorer Holdings, Inc., Term Loan	6.03%	05/02/2023		893	907,034
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/2022		1,721	1,673,395
HCA, Inc., Term Loan B-6	4.03%	03/18/2023		770	777,066
Kindred Healthcare, Inc., Term Loan	4.31%	04/09/2021		265	264,670
Kinetic Concepts, Inc.,
Term Loan B(e)	—	02/03/2024	EUR	790	846,200
Term Loan B(e)	—	02/03/2024		2,490	2,492,871
MPH Acquisition Holdings LLC, Term Loan B	5.00%	06/07/2023		7,184	7,305,510
National Surgical Hospitals, Inc., Term Loan (Acquired 05/15/2015; Cost $1,051,740)	4.50%	06/01/2022		1,056	1,062,315
New Millennium HoldCo, Inc., Term Loan	7.50%	12/21/2020		1,335	687,568
Surgical Care Affiliates, Inc., Term Loan	3.75%	03/17/2022		1,950	1,957,646
Team Health Holdings, Inc., First Lien Term Loan	3.75%	02/06/2024		4,179	4,172,055
Unilabs Diagnostics AB (Sweden),
Revolver Loan(d)	0.00%	03/31/2021	EUR	6,439	6,207,361
Term Loan B	4.25%	10/11/2021	EUR	2,540	2,740,663
Western Dental Services, Inc., Term Loan	7.50%	11/01/2018		2,414	2,408,103
					52,192,202

Home Furnishings–1.53%
Comfort Holding, LLC,
First Lien Term Loan(e)	—	02/03/2024		1,822	1,830,418
Second Lien Term Loan(e)	—	02/03/2025		507	491,341
Hilding Anders AB (Sweden),
PIK Jr. Term Loan (Acquired 06/17/2014-11/23/2016; Cost $1,566,437)(g)	12.00%	06/30/2020	EUR	3,742	79,278
Term Loan D2X	7.00%	06/30/2018	EUR	7,250	6,709,045
Serta Simmons Bedding, LLC, Term Loan	4.54%	11/08/2023		5,673	5,706,829
Zodiac Pool Solutions LLC, First Lien Term Loan	5.50%	12/20/2023		172	173,487
					14,990,398

Industrial Equipment–2.14%
Accudyne Industries LLC,
Revolver Loan(d)	0.00%	09/13/2019		3,112	2,816,095
Term Loan	4.00%	12/13/2019		5,635	5,395,081
Columbus McKinnon Corp., Term Loan B	4.00%	01/31/2024		547	551,022
Crosby US Acquisition Corp.,
First Lien Term Loan	4.05%	11/23/2020		569	525,130
Second Lien Term Loan	7.05%	11/22/2021		862	688,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)
Delachaux S.A. (France), Term Loan B-3	5.50%	10/28/2021	GBP	2,522	$3,123,757
Filtration Group Corp.,
First Lien Term Loan	4.30%	11/20/2020		$771	779,208
Incremental Term Loan 2(d)	0.00%	11/21/2020		1,653	1,653,077
Generac Power System, Inc., Term Loan	3.75%	05/31/2023		229	231,623
Milacron LLC, Term Loan B(e)	—	09/28/2023		1,420	1,429,602
MX Holdings US, Inc., Term Loan B1B(e)	—	08/16/2023		205	207,140
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/2020		2,262	2,109,146
Tank Holding Corp., Term Loan	5.26%	03/16/2022		774	774,384
Terex Corp., Term Loan B	3.54%	01/31/2024		746	750,012
					21,033,822

Insurance–0.15%
AmWINS Group, Inc.,
Second Lien Term Loan	7.75%	01/25/2025		204	207,876
Term Loan B	3.75%	01/25/2024		1,208	1,216,925
York Risk Services Holding Corp., Term Loan	4.75%	10/01/2021		26	25,926
					1,450,727

Leisure Goods, Activities & Movies–3.25%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	8.07%	07/29/2022		7,778	7,822,907
Term Loan B-3	5.07%	07/30/2021		6,201	6,228,703
AMC Entertainment, Inc.,
Incremental Term Loan B	3.53%	12/15/2023		1,253	1,268,579
Term Loan B	3.52%	12/15/2022		1,663	1,683,794
Ancestry.com Operations Inc., First Lien Term Loan	4.25%	10/19/2023		287	290,436
Bright Horizons Family Solutions, Inc., Incremental Term Loan	3.52%	11/07/2023		762	771,818
Cinemark USA, Inc., Term Loan	3.09%	05/08/2022		142	144,065
CWGS Group, LLC, Term Loan	4.52%	11/08/2023		962	972,395
Equinox Holdings Inc.,
First Lien Term Loan	6.50%	01/31/2020		292	292,988
Revolver Loan (Acquired 04/14/2014; Cost $1,028,145)(d)	0.00%	02/01/2018		1,047	942,553
Fitness International, LLC, Term Loan B	6.00%	07/01/2020		1,104	1,116,430
Parkdean Resorts Holdco Ltd. (United Kingdom), Term Loan B(e)	—	03/31/2024	GBP	1,899	2,400,826
Regal Cinemas Corp., Term Loan	3.28%	04/01/2022		1,523	1,540,186
Sabre GLBL Inc., Term Loan B(e)	—	02/22/2024		563	568,220
Travel Leaders Group, LLC, First Lien Term Loan	6.03%	01/25/2024		292	296,781
UFC Holdings, LLC,
First Lien Term Loan	4.25%	08/18/2023		4,055	4,089,402
Second Lien Term Loan	8.50%	08/18/2024		1,437	1,480,029
					31,910,112

Lodging & Casinos–4.58%
B&B Hotels S.A.S. (France), Term Loan B	6.00%	03/14/2023	EUR	8,500	9,151,225
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/2021		1,291	1,302,084
Boyd Gaming Corp., Term Loan B-2	3.71%	09/15/2023		1,454	1,472,090
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/2021		3,730	3,761,275
ESH Hospitality, Inc., Term Loan	3.78%	08/30/2023		3,330	3,358,479
Four Seasons Holdings Ltd. (Canada), First Lien Term Loan	4.00%	11/30/2023		4,074	4,137,601
Harrah’s Operating Co., Inc., Term Loan B-6(h)	1.50%	03/01/2017		3,982	4,559,787
Hilton Worldwide Finance, LLC,
Term Loan	3.50%	10/26/2020		64	64,836
Term Loan B-2	3.28%	10/25/2023		874	879,918

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos–(continued)
Penn National Gaming, Inc., Term Loan B(e)	—	01/19/2024		$118	$118,951
Scientific Games International, Inc.,
Revolver Loan(d)	0.00%	10/18/2018		3,156	3,071,495
Term Loan B-3	4.85%	10/01/2021		5,273	5,363,574
Station Casinos LLC, Term Loan B	3.28%	06/08/2023		1,181	1,188,624
Tackle Group S.a.r.l. (Germany),
Revolver Loan(d)	0.00%	05/08/2023	EUR	717	759,241
Revolver Loan	4.75%	05/08/2023	EUR	24	25,099
Term Loan B	6.50%	08/08/2022	EUR	3,563	3,851,259
Twin River Management Group, Inc., Term Loan B	4.50%	07/10/2020		1,875	1,903,884
					44,969,422

Nonferrous Metals & Minerals–0.57%
American Rock Salt Co. LLC,
First Lien Term Loan	4.75%	05/20/2021		763	765,870
Incremental First Lien Term Loan	4.75%	05/20/2021		284	284,856
Arch Coal Inc., Exit Term Loan	10.00%	10/05/2021		974	986,530
Corialis Group, Ltd. (United Kingdom), Term Loan B	3.75%	02/02/2024	EUR	1,276	1,373,894
Dynacast International LLC,
First Lien Term Loan B-1	4.50%	01/28/2022		234	237,325
Second Lien Term Loan (Acquired 01/29/2015; Cost $539,277)	9.50%	01/30/2023		547	543,303
EP Minerals, LLC, Term Loan	5.55%	08/20/2020		380	379,063
Levantina Group (Spain), PIK Term Loan (Acquired 04/29/2014-12/31/2016; Cost $5,799,734)(g)	10.00%	06/30/2020	EUR	7,629	1,050,634
					5,621,475

Oil & Gas–6.77%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/2019		26	17,286
Ascent Resources — Marcellus, LLC, First Lien Term Loan	5.28%	08/04/2020		3,142	2,254,575
Bronco Midstream Funding, LLC, Term Loan	5.06%	08/17/2020		2,140	2,160,510
California Resources Corp., Term Loan	11.38%	12/31/2021		1,262	1,426,759
Citgo Holdings Inc., Term Loan	9.50%	05/12/2018		4,372	4,457,397
Citgo Petroleum Corp., Term Loan B	4.50%	07/29/2021		627	631,532
Crestwood Holdings LLC, Term Loan B-1	9.00%	06/19/2019		1,543	1,542,221
Drillships Financing Holding Inc., Term Loan B-1	6.06%	03/31/2021		4,690	3,871,461
Energy Transfer Equity, L.P., Term Loan B	3.53%	02/02/2024		393	394,586
Fieldwood Energy LLC,
First Lien Term Loan	8.38%	09/30/2020		1,103	977,138
Second Lien Term Loan	8.38%	09/30/2020		1,363	1,035,648
Term Loan	3.88%	09/28/2018		2,331	2,230,748
Term Loan	8.00%	08/31/2020		2,034	1,952,564
Floatel International Ltd., Term Loan	6.00%	06/27/2020		3,766	3,326,785
Gulf Finance, LLC, Term Loan B	6.25%	08/25/2023		4,936	5,026,136
HGIM Corp., Term Loan B	5.50%	06/18/2020		4,857	4,043,260
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/2021		1,778	1,738,000
Osum Production Corp. (Canada), Term Loan	6.50%	07/31/2020		2,472	2,119,642
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/2018		340	156,334
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(h)	5.50%	07/16/2021		1,407	552,134
Petroleum GEO–Services ASA, Term Loan	3.50%	03/19/2021		5,502	4,711,262
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/2021		2,054	2,033,391
Samson Investment Co., Second Lien Term Loan 1(f)(h)	0.00%	09/25/2018		6,590	1,993,575
Seadrill Operating L.P., Term Loan	4.00%	02/21/2021		11,395	8,590,722
Seventy Seven Operating LLC, Term Loan	3.78%	06/25/2020		3,319	3,305,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/2021		$1,040	$889,396
Targa Resources Corp., Term Loan	5.75%	02/25/2022		612	618,854
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/2022		1,546	1,565,119
Weatherford International Ltd. (Bermuda), Term Loan	3.09%	07/13/2020		2,870	2,830,438
					66,453,267

Publishing–1.59%
Getty Images, Inc.,
Revolver Loan(d)	0.00%	10/18/2017		4,196	4,038,436
Term Loan	4.75%	10/18/2019		1,751	1,564,832
Harland Clarke Holdings Corp., Term Loan B-6(e)	—	02/09/2022		249	250,817
Merrill Communications LLC, Term Loan	6.29%	06/01/2022		1,306	1,306,774
Nielsen Finance LLC, Term Loan B-3	3.27%	10/04/2023		6,537	6,622,697
ProQuest LLC, Term Loan B	5.25%	10/24/2021		1,850	1,872,087
					15,655,643

Radio & Television–2.56%
Gray Television, Inc., Term Loan B	3.28%	02/07/2024		36	35,919
iHeartCommunications, Inc.,
Term Loan D	7.53%	01/30/2019		13,774	12,027,892
Term Loan E	8.28%	07/31/2019		14,242	12,390,273
Sinclair Television Group Inc., Term Loan B-2	3.04%	01/03/2024		715	716,968
					25,171,052

Retailers (except Food & Drug)–7.67%
Action Holding B.V. (Netherlands), Term Loan B	4.25%	02/25/2022	EUR	741	802,112
Bass Pro Group, LLC, Term Loan	5.97%	12/16/2023		6,702	6,451,851
BJ’s Wholesale Club, Inc., First Lien Term Loan(e)	—	02/03/2024		1,509	1,500,560
Cortefiel, S.A. (Spain),
PIK Term Loan B-1(g)	1.00%	03/21/2018	EUR	1,973	1,490,806
PIK Term Loan B-2(g)	1.00%	03/21/2018	EUR	2,164	1,634,552
PIK Term Loan B-3(g)	1.00%	03/21/2018	EUR	2,514	1,899,565
PIK Term Loan B-3(g)	1.00%	03/21/2018	EUR	2,784	2,103,140
David’s Bridal, Inc., Term Loan	5.25%	10/11/2019		1,073	961,465
Fullbeauty Brands Holdings Corp., Term Loan	5.75%	10/14/2022		3,918	3,359,758
Global Blue Holding B.V. (Switzerland), Term Loan D(e)	—	12/12/2022	EUR	548	591,484
J. Crew Group, Inc., Term Loan	4.00%	03/05/2021		653	376,904
Lands’ End, Inc., Term Loan B	4.25%	04/02/2021		3,248	2,455,792
Moran Foods LLC, Term Loan	7.00%	12/05/2023		2,442	2,429,726
National Vision, Inc.,
First Lien Revolver Loan(d)	0.00%	03/13/2019		1,744	1,482,382
First Lien Term Loan(e)	—	03/13/2021		680	681,812
Second Lien Term Loan	6.75%	03/13/2022		93	90,537
Payless, Inc.,
Second Lien Term Loan	8.54%	03/11/2022		1,222	182,691
Term Loan	5.04%	03/11/2021		4,004	2,048,238
Petco Animal Supplies, Inc., Term Loan B	4.29%	01/26/2023		5,498	5,309,743
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/2021		858	806,676
Savers Inc., Term Loan	5.00%	07/09/2019		3,092	2,765,748
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/2018		13,593	13,474,086
THOM Europe S.A.S. (France), Revolver Loan (Acquired 05/21/2015-09/14/2015; Cost $7,482,035)(d)	0.00%	01/18/2019	EUR	7,000	7,415,796
Toys ‘R’ Us Property Co. I, LLC, Term Loan	6.00%	08/21/2019		7,144	6,956,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)–(continued)
Toys ‘R’ Us-Delaware, Inc.,
Canadian Term Loan A-1	8.29%	10/24/2019		$1,038	$1,039,716
Term Loan A-1	8.29%	10/24/2019		1,288	1,289,248
Term Loan B-2	5.25%	05/25/2018		144	136,410
Vivarte (France), Term Loan	4.00%	10/29/2019	EUR	6,597	5,551,851
					75,289,209

Steel–0.06%
Atkore International, Inc., First Lien Term Loan	4.00%	12/23/2023		605	611,715

Surface Transport–0.59%
Avis Budget Car Rental, LLC, Term Loan B	3.50%	03/15/2022		1,616	1,621,664
Kenan Advantage Group, Inc.,
Canadian Term Loan	3.78%	07/29/2022		123	123,066
Term Loan	3.78%	07/31/2022		403	404,684
PODS, LLC, Term Loan B2	4.25%	02/02/2022		1,529	1,538,448
U.S. Shipping Corp., Term Loan B-2	5.25%	06/26/2021		2,132	2,064,942
					5,752,804

Telecommunications–7.96%
Avaya Inc.,
DIP Term Loan(d)	0.00%	01/23/2018		466	465,918
DIP Term Loan	8.50%	01/23/2018		637	660,051
Communications Sales & Leasing, Inc., Term Loan B	4.00%	10/24/2022		5,450	5,485,599
Consolidated Communications, Inc., Term Loan B-2(e)	—	10/05/2023		8,887	8,957,631
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019		3,810	3,861,928
Frontier Communications Corp., Term Loan	3.29%	03/31/2021		3,381	3,301,949
GTT Communications, Inc., Term Loan B	5.00%	12/13/2023		2,306	2,345,850
Hargray Communications Group, Inc., Term Loan B-1	4.75%	06/26/2019		545	551,029
Intelsat Jackson Holdings S.A., Term Loan B-2	3.75%	06/30/2019		3,588	3,574,015
Level 3 Financing Inc., Term Loan B(e)	—	02/17/2024		12,559	12,633,116
LTS Buyer LLC, First Lien Term Loan B	4.25%	04/13/2020		49	49,265
Onvoy, LLC, First Lien Term Loan B	5.50%	02/10/2024		309	309,436
Sprint Communications, Inc., First Lien Term Loan B	3.31%	02/03/2024		8,652	8,679,694
Syniverse Holdings, Inc.,
Term Loan	4.04%	04/23/2019		4,064	3,726,839
Term Loan B	4.00%	04/23/2019		2,709	2,461,912
Telesat LLC, Term Loan B	3.85%	11/17/2023		9,280	9,396,071
Windstream Services, LLC,
Term Loan B-6	4.78%	03/29/2021		7,341	7,418,121
Term Loan B-7	4.03%	02/17/2024		793	794,416
Zayo Group, LLC,
Term Loan B-1	2.78%	01/19/2021		974	983,768
Term Loan B-2	3.50%	01/19/2024		2,476	2,503,360
					78,159,968

Utilities–8.27%
APLP Holdings L.P. (Canada), Term Loan	6.00%	04/13/2023		1,782	1,809,612
Aria Energy Operating LLC, Term Loan	5.55%	05/27/2022		855	856,350
Calpine Corp.,
First Lien Term Loan	3.07%	11/30/2017		3,870	3,877,001
Term Loan B-5	3.75%	05/27/2022		3,229	3,249,986
Term Loan B-6	3.75%	01/15/2023		7,074	7,120,621
Term Loan B-7	3.75%	05/31/2023		5,000	5,038,661
Term Loan B-8	2.60%	12/31/2019		732	733,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Utilities–(continued)
Dynegy Inc., Term Loan C	4.25%	06/27/2023		$6,308	$6,383,018
Energy Future Intermediate Holding Co. LLC, Term Loan	4.30%	06/30/2017		1,548	1,554,433
Granite Acquisition, Inc.,
First Lien Term Loan B	5.00%	12/17/2021		2,675	2,707,169
First Lien Term Loan C	5.00%	12/17/2021		119	120,267
Second Lien Term Loan B	8.25%	12/17/2022		652	634,350
Lightstone Holdco LLC,
Term Loan B	6.54%	01/30/2024		4,858	4,934,529
Term Loan C	6.54%	01/30/2024		463	469,955
NRG Energy Inc., Revolver Loan A(d)	0.00%	07/01/2018		24,291	24,197,577
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/2021		872	864,650
TPF II Power, LLC, Term Loan	5.00%	10/02/2021		2,478	2,505,925
USIC Holdings, Inc., First Lien Term Loan	4.75%	12/09/2023		2,091	2,109,340
Vistra Operations Co. LLC,
Term Loan B	3.53%	08/04/2023		7,676	7,722,261
Term Loan B-2	4.02%	12/13/2023		2,512	2,532,314
Term Loan C	3.53%	08/04/2023		1,751	1,761,217
					81,182,330
Total Variable Rate Senior Loan Interests					1,103,792,240

Bonds & Notes–24.24%
Aerospace & Defense–0.30%
LMI Aerospace, Inc.	7.38%	07/15/2019		2,894	2,980,820

Air Transport–0.38%
Mesa Airlines, Inc.(i)	5.75%	07/15/2025		3,734	3,753,101

Automotive–0.18%
Cooper-Standard Automotive Inc.(i)	5.63%	11/15/2026		538	544,725
Schaeffler AG (Germany)(i)	4.13%	09/15/2021		627	639,540
Schaeffler AG (Germany)(i)	4.50%	09/15/2023		627	624,649
					1,808,914

Business Equipment & Services–3.88%
Dream Secured Bondco AB (Sweden)(i)(j)	7.25%	10/21/2023	EUR	1,000	1,067,255
Dream Secured Bondco AB (Sweden)(i)(j)	7.25%	10/21/2023	EUR	7,530	8,036,430
Dream Secured Bondco AB (Sweden)(i)(j)	8.25%	10/21/2023	SEK	34,923	3,897,162
ICBPI (United Kingdom)(i)	7.13%	05/30/2021	EUR	3,750	3,942,953
ICBPI (United Kingdom)(i)(j)	8.00%	05/30/2021	EUR	7,000	7,569,674
ICBPI (United Kingdom)(i)	8.25%	05/30/2021	EUR	4,750	5,157,322
TeamSystem S.p.A. (Italy)(i)(j)	7.25%	03/01/2022	EUR	6,500	6,891,185
West Corp.(i)	4.75%	07/15/2021		1,501	1,536,649
					38,098,630

Cable & Satellite Television–1.48%
Altice Financing S.A. (Luxembourg)(i)	6.63%	02/15/2023		536	568,160
Altice Financing S.A. (Luxembourg)(i)	7.50%	05/15/2026		3,064	3,289,970
Altice US Finance I Corp.(i)	5.50%	05/15/2026		7,531	7,851,067
SFR Group S.A. (France)(i)	6.00%	05/15/2022		346	358,975
Virgin Media Investment Holdings Ltd. (United Kingdom)	5.13%	02/15/2022	GBP	100	125,140
Virgin Media Investment Holdings Ltd. (United Kingdom)(i)	5.50%	08/15/2026		2,252	2,311,115
					14,504,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–0.27%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		$2,834	$2,645,874

Clothing & Textiles–0.68%
Levi Strauss & Co.(i)	3.38%	03/15/2027	EUR	2,723	2,944,603
SMCP S.A.S. (France)(i)(j)	6.00%	11/01/2022	EUR	3,481	3,770,737
					6,715,340

Containers & Glass Products–3.41%
Ardagh Glass Finance PLC(i)(j)	4.29%	05/15/2021		1,163	1,193,529
Ardagh Glass Finance PLC(i)	6.63%	09/15/2023	EUR	10,809	11,885,330
Horizon Parent Holdings S.a.r.l. (France)(i)	8.25%	02/15/2022	EUR	8,402	9,234,428
LA Holding B.V. (Netherlands)(i)	8.00%	10/01/2021	EUR	5,881	6,738,349
Reynolds Group Holdings, Inc.(i)(j)	4.52%	07/15/2021		1,310	1,347,663
Reynolds Group Holdings Inc.	6.88%	02/15/2021		676	695,018
Silgan Holdings Inc.(i)	3.25%	03/15/2025	EUR	2,197	2,365,904
					33,460,221

Electronics & Electrical–0.38%
Blackboard Inc.(i)	9.75%	10/15/2021		2,320	2,372,200
Micron Technology, Inc.(i)	7.50%	09/15/2023		1,187	1,326,102
					3,698,302

Financial Intermediaries–5.61%
Arrow Global Finance (United Kingdom)(i)(j)	4.94%	11/01/2021	EUR	4,750	5,287,026
Cabot Financial S.A. (Luxembourg)(i)(j)	5.88%	11/15/2021	EUR	3,000	3,285,431
Cabot Financial S.A. (Luxembourg)(i)	6.50%	04/01/2021	GBP	8,560	10,995,030
Garfunkelux Holdco 3 S.A. (Luxembourg)(i)(j)	5.50%	10/01/2021	EUR	1,829	1,995,345
Garfunkelux Holdco 3 S.A. (Luxembourg)(i)	7.50%	08/01/2022	EUR	4,725	5,306,002
Garfunkelux Holdco 3 S.A. (Luxembourg)(i)	11.00%	11/01/2023	GBP	10,650	13,704,012
Lindorff Group AB (Norway)(i)(j)	5.50%	08/15/2020	EUR	4,837	5,157,838
Nemean Bondco PLC (United Kingdom)(i)(j)	6.86%	02/01/2023	GBP	614	750,452
Nemean Bondco PLC (United Kingdom)(i)	7.38%	02/01/2024	GBP	5,120	6,289,952
Promontoria MCS (France)(i)(j)	5.75%	09/30/2021	EUR	2,124	2,290,355
					55,061,443

Food & Drug Retailers–0.40%
Adria Group Holding B.V. (Netherlands)(i)(j)	4.92%	08/08/2017	EUR	4,000	3,962,154

Health Care–2.28%
Care UK Health & Social Care PLC (United Kingdom)(i)(j)	5.36%	07/15/2019	GBP	4,029	4,893,149
DJO Finance LLC(i)	8.13%	06/15/2021		1,785	1,584,188
DJO Finance LLC	10.75%	04/15/2020		3,041	2,622,863
IDH Finance PLC (United Kingdom)(i)	6.25%	08/15/2022	GBP	4,295	5,149,583
IDH Finance PLC (United Kingdom)(i)(j)	6.36%	08/15/2022	GBP	3,875	4,599,951
IMS Health Inc.(i)	3.25%	03/15/2025	EUR	3,308	3,517,635
					22,367,369

Lodging & Casinos–1.38%
ESH Hospitality, Inc.(i)	5.25%	05/01/2025		834	843,382
Schumann S.p.A. (Italy)(i)	6.63%	07/31/2022	EUR	2,682	2,905,847
Travelodge Hotels Ltd. (United Kingdom)(i)(j)	7.86%	05/15/2023	GBP	5,353	6,700,219
Travelodge Hotels Ltd. (United Kingdom)(i)	8.50%	05/15/2023	GBP	2,275	3,111,932
					13,561,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Nonferrous Metals & Minerals–0.61%
TiZir Ltd. (United Kingdom)	9.00%	09/28/2017		$6,200	$5,936,500

Oil & Gas–0.30%
Drill Rigs Holdings Inc.(i)	6.50%	10/01/2017		4,342	2,138,435
FTS International, Inc.(i)(j)	8.46%	06/15/2020		768	794,880
					2,933,315

Radio & Television–0.31%
Clear Channel International B.V.(i)	8.75%	12/15/2020		2,883	3,070,395

Retailers (except Food & Drug)–1.54%
Claire’s Stores Inc.(i)	6.13%	03/15/2020		734	311,950
Matalan (United Kingdom)(i)	6.88%	06/01/2019	GBP	403	414,797
New Look PLC (United Kingdom)(i)	6.50%	07/01/2022	GBP	500	546,749
New Look PLC (United Kingdom)(i)	8.00%	07/01/2023	GBP	8,500	8,171,570
TWIN SET — Simona Barbieri S.p.A. (Italy)(i)(j)	5.55%	07/15/2019	EUR	5,277	5,671,876
					15,116,942

Surface Transport–0.14%
Avis Budget Car Rental, LLC(i)	4.13%	11/15/2024	EUR	1,038	1,097,842
Hertz Corp.(i)	5.50%	10/15/2024		282	255,210
					1,353,052

Telecommunications–0.71%
Communications Sales & Leasing, Inc.(i)	6.00%	04/15/2023		842	885,153
Communications Sales & Leasing, Inc.(i)	7.13%	12/15/2024		205	211,919
Goodman Networks Inc.(f)	0.00%	07/01/2018		4,887	2,015,887
Wind Telecomunicazioni S.p.A. (Italy)(i)	7.38%	04/23/2021		500	521,875
Windstream Services, LLC	6.38%	08/01/2023		20	18,300
Windstream Services, LLC	7.50%	06/01/2022		2,709	2,695,455
Zayo Group, LLC(i)	5.75%	01/15/2027		596	633,995
					6,982,584

Utilities–0.00%
Calpine Corp.(i)	7.88%	01/15/2023		1	153
Total Bonds & Notes					238,010,916

			Shares
Common Stocks & Other Equity Interests–6.42%(k)
Aerospace & Defense–0.03%
IAP Worldwide Services(i)(l)				221	275,783

Building & Development–0.73%
Axia Inc. (Acquired 03/19/2010; Cost $1,404,030)(i)(l)				101	902,023
BMC Stock Holdings, Inc.(l)				267,933	5,626,593
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $24,140,508)(i)(l)				2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $285,788)(i)(l)				28	0
Newhall Holding Co., LLC, Class A(i)(l)				237,569	593,923
Tamarack Resort LLC (Acquired 03/07/2014; Cost $0)(i)(l)				10,076	0
					7,122,539

Chemicals & Plastics–0.00%
Lyondell Chemical Co., Class A				344	31,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Conglomerates–0.01%
Euramax International, Inc.(i)(l)	1,870	$149,584

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(i)(l)	4,658	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(i)(l)	7,468	0
		0

Financial Intermediaries–0.00%
RJO Holdings Corp.(i)(l)	2,144	11,792
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0)(i)(l)	1,142	1,257
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0)(i)(l)	3,333	33
		13,082

Forest Products–0.05%
Verso Corp., Class A(l)	61,544	481,890

Health Care–0.02%
New Millennium Holdco(i)(l)	148,019	157,344

Leisure Goods, Activities & Movies–0.50%
Metro-Goldwyn-Mayer Inc., Class A(i)(l)	50,602	4,899,943

Lodging & Casinos–0.34%
Twin River Management Group, Inc.(i)(l)	41,966	3,357,280

Nonferrous Metals & Minerals–0.21%
Arch Coal Inc., Class A(l)	28,790	2,068,849
Levantina Group (Spain) (Acquired 04/29/2014-06/24/2015; Cost $0)(i)(l)	122,172	0
		2,068,849

Oil & Gas–0.12%
CJ Holding Co.(l)	28,759	1,150,360

Publishing–0.57%
Affiliated Media, Inc.(i)(l)	87,369	2,053,167
Merrill Communications LLC, Class A(i)(l)	602,134	3,462,271
Tronc, Inc.(l)	6,064	88,534
		5,603,972

Surface Transport–3.10%
Nobina Europe AB (Sweden)	4,969,706	30,418,569

Utilities–0.74%
Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(i)(l)	2,024	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(i)(l)	3,283	0
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(i)(l)	412,446	448,741
Vistra Operations Co. LLC	412,446	6,665,127
Vistra Operations Co. LLC(i)(l)	675,351	168,838
		7,282,706
Total Common Stocks & Other Equity Interests		63,013,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Structured Products–5.64%
Adagio V CLO DAC (Ireland)(i)(j)	6.70%	10/15/2029	EUR	786	$830,516
ALME Loan Funding V B.V. (Ireland)(i)(j)	6.00%	07/15/2029	EUR	1,250	1,319,743
Apidos CLO IX(i)(j)	7.12%	07/15/2023		$1,304	1,314,049
Apidos CLO X(i)(j)	6.89%	10/30/2022		955	958,070
Apidos CLO XV(i)(j)	5.78%	10/20/2025		643	614,165
Atrium X LLC(i)(j)	5.52%	07/16/2025		250	239,151
Avoca CLO XIV Ltd. (United Kingdom)(i)(j)	4.75%	07/12/2028	EUR	1,750	1,780,858
Avoca CLO XV Ltd. (United Kingdom)(i)(j)	4.67%	01/15/2029	EUR	1,000	1,027,457
Avoca CLO XVI Ltd. (United Kingdom)(i)(j)	6.25%	07/15/2029	EUR	2,235	2,382,945
Avoca CLO XVII Ltd. (United Kingdom)(i)(j)	5.95%	01/15/2030	EUR	3,750	3,950,547
Babson CLO Ltd. 2013-II(i)(j)	5.52%	01/18/2025		2,365	2,283,678
Babson Euro CLO 2014-1 B.V. (Netherlands)(i)(j)	4.27%	04/15/2027	EUR	2,000	2,008,502
Bosphorus CLO II (Ireland)(i)(j)	8.75%	10/15/2025	EUR	1,141	1,214,997
Cairn CLO VI B.V. (Netherlands)(i)(j)	5.92%	07/25/2029	EUR	1,898	2,003,603
Carlyle Global Market Strategies 2012-2(i)(j)	7.13%	07/20/2023		2,174	2,179,051
Carlyle Global Market Strategies CLO 2013-1 Ltd.(i)(j)	6.54%	02/14/2025		1,200	1,210,883
Carlyle High Yield Partners 2007-10(i)(j)	4.22%	04/19/2022		252	251,018
Duane Street CLO 2007-4(i)(j)	5.29%	11/14/2021		407	406,506
Elm Park CLO, Ltd.(i)(j)	6.40%	04/15/2029	EUR	3,000	3,146,304
Gallatin Funding CLO VII 2014-1, Ltd.(i)(j)	6.69%	07/15/2023		1,838	1,719,476
ING Investment Management CLO 2013-3, Ltd.(i)(j)	5.52%	01/18/2026		1,573	1,500,040
ING Investment Management CLO III, Ltd.(i)(j)	4.52%	12/13/2020		1,842	1,849,348
ING Investment Management CLO IV, Ltd.(i)(j)	5.29%	06/14/2022		395	397,938
KKR Financial CLO 2012-1, Ltd.(i)(j)	6.46%	12/15/2024		3,172	3,174,235
Madison Park Funding XIV, Ltd.(i)(j)	5.78%	07/20/2026		750	720,294
Madison Park Funding XIV, Ltd.(i)(j)	6.43%	07/20/2026		1,060	955,440
NewStar Berkeley Fund CLO LLC(i)(j)	5.98%	10/25/2028		1,694	1,629,654
Northwoods Capital Ltd. 2013-10A(i)(j)	4.63%	11/04/2025		692	688,558
Octagon Investment Partners XIX Ltd.(i)(j)	5.87%	04/15/2026		1,639	1,474,100
Octagon Investment Partners XVIII, Ltd.(i)(j)	6.29%	12/16/2024		2,365	2,361,275
Orwell Park CLO Ltd.(i)(j)	4.45%	07/18/2029	EUR	1,125	1,111,048
Regatta IV Funding Ltd.(i)(j)	5.99%	07/25/2026		1,000	922,528
Silverado CLO 2006-II ,Ltd.(i)(j)	4.77%	10/16/2020		2,050	2,057,376
St. Paul’s IV CLO (Ireland)(i)(j)	4.47%	04/25/2028	EUR	1,000	1,008,277
St. Paul’s IV CLO (Ireland)(i)(j)	5.67%	04/25/2028	EUR	500	480,137
Symphony CLO VIII, Ltd.(i)(j)	7.01%	01/09/2023		3,116	3,132,351
Symphony CLO XI, Ltd.(i)(j)	6.27%	01/17/2025		1,030	1,036,298
Total Structured Products					55,340,416

			Shares
Preferred Stocks–0.00%(k)
Building & Development–0.00%
Tamarack Resort LLC, Class B (Acquired 03/07/2014; Cost $42,952)(i)(l)				182	0
United Subcontractors, Inc.(i)(l)				3	64
					64

Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0)(i)(l)				649	6,489

Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 10/29/2014-01/06/2016; Cost $0)(i)(l)				5,748	0
Total Preferred Stocks					6,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Money Market Funds–5.29%
Government & Agency Portfolio–Institutional Class, 0.47%(m)	31,184,145	$31,184,145
Treasury Portfolio–Institutional Class, 0.41%(m)	20,789,430	20,789,430
Total Money Market Funds		51,973,575
TOTAL INVESTMENTS(n)–154.02% (Cost $1,565,380,445)		1,512,136,988
BORROWINGS–(32.08)%		(315,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(12.72)%		(124,895,046)
OTHER ASSETS LESS LIABILITIES–(9.22)%		(90,483,760)
NET ASSETS–100.00%		$981,758,182

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
EUR	– Euro
GBP	– British Pound Sterling
Jr.	– Junior
PIK	– Payment-in-Kind
Rts.	– Rights
SEK	– Swedish Krona
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	This variable rate interest will settle after February 28, 2017, at which time the interest rate will be determined.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2017 was $6,459,598, which represented less than 1% of the Fund’s Net Assets.
(g)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Adria Group Holding B.V., PIK Term Loan	—	10.50%
Cortefiel, S.A., PIK Term Loan B-1	4.25%	1.00
Cortefiel, S.A., PIK Term Loan B-2	4.25	1.00
Cortefiel, S.A., PIK Term Loan B-3	4.25	1.00
Cortefiel, S.A., PIK Term Loan B-3	5.65	1.00
Hilding Anders AB, PIK Jr. Term Loan	—	12.00
Levantina Group, PIK Term Loan	—	10.00
Tamarack Resort LLC, PIK Term Loan A	4.00	12.00
Tamarack Resort LLC, PIK Term Loan B	0.00	6.50

(h)	The borrower has filed for protection in federal bankruptcy court.
(i)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $290,104,007, which represented 29.55% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(k)	Securities acquired through the restructuring of senior loans.
(l)	Non-income producing security.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2017.
(n)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,513,406,870)	$1,460,163,413
Investments in affiliated money market funds, at value and cost	51,973,575
Total investments, at value (Cost $1,565,380,445)	1,512,136,988
Cash	11,899,418
Foreign currencies, at value (Cost $19,067,252)	19,056,517
Receivable for:
Investments sold	60,241,776
Interest and fees	10,902,943
Investments matured, at value (Cost $4,196,642)	721,762
Unrealized appreciation on forward foreign currency contracts outstanding	3,359,022
Investment for trustee deferred compensation and retirement plans	6,876
Other assets	631,069
Total assets	1,618,956,371

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	124,895,046
Payable for:
Borrowings	315,000,000
Investments purchased	110,126,816
Dividends	322,610
Accrued fees to affiliates	56,543
Accrued interest expense	536,465
Accrued trustees’ and officers’ fees and benefits	4,366
Accrued other operating expenses	307,027
Trustee deferred compensation and retirement plans	6,876
Unrealized depreciation on forward foreign currency contracts outstanding	2,767,446
Unfunded loan commitments	83,174,994
Total liabilities	637,198,189
Net assets applicable to common shares	$981,758,182

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,285,490,481
Undistributed net investment income	(8,142,059)
Undistributed net realized gain (loss)	(240,220,672)
Net unrealized appreciation (depreciation)	(55,369,568)
$981,758,182

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	74,094,284
Net asset value per common share	$13.25
Market value per common share	$12.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$87,139,329
Dividends (net of foreign withholding taxes of $233,468)	2,297,651
Dividends from affiliated money market funds	101,395
Other income	2,247,190
Total investment income	91,785,565

Expenses:
Advisory fees	16,986,027
Administrative services fees	221,233
Custodian fees	445,937
Interest, facilities and maintenance fees	7,941,268
Transfer agent fees	56,732
Trustees’ and officers’ fees and benefits	30,136
Registration and filing fees	73,693
Reports to shareholders	93,697
Professional services fees	220,327
Other	82,130
Total expenses	26,151,180
Less: Fees waived	(35,604)
Net expenses	26,115,576
Net investment income	65,669,989

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(26,389,150)
Foreign currencies	(2,889,324)
Forward foreign currency contracts	42,912,938
13,634,464
Change in net unrealized appreciation (depreciation) of:
Investment securities	132,247,926
Foreign currencies	(1,855,259)
Forward foreign currency contracts	(15,526,001)
114,866,666
Net realized and unrealized gain	128,501,130
Net increase in net assets from operations applicable to common shares	$194,171,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$65,669,989	$72,220,670
Net realized gain (loss)	13,634,464	(36,055,204)
Change in net unrealized appreciation (depreciation)	114,866,666	(100,191,734)
Net increase (decrease) in net assets resulting from operations	194,171,119	(64,026,268)
Distributions to common shareholders from net investment income	(42,408,227)	(41,491,092)
Return of capital applicable to common shareholders	(23,091,120)	(25,193,764)
Net increase (decreased) in net assets applicable to common shares	128,671,772	(130,711,124)

Net assets applicable to common shares:
Beginning of year	853,086,410	983,797,534
End of year (includes undistributed net investment income of $(8,142,059) and $(11,742,549), respectively)	$981,758,182	$853,086,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended February 28, 2017

Cash provided by operating activities:
Net increase in net assets resulting from operations	$194,171,119

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(1,272,666,958)
Proceeds from sales of investments	1,226,825,581
Net change in unfunded loan commitments	29,958,686
Net change in unrealized appreciation on forward foreign currency contracts	15,526,001
Amortization of premium and accretion of discount on investment securities	(11,693,044)
Decrease in interest receivables and other assets	1,092,068
Increase in accrued expenses and other payables	476,848
Net realized loss from investment securities	26,389,150
Net change in unrealized appreciation on investment securities	(132,247,926)
Net cash provided by operating activities	77,831,525

Cash provided by (used in) financing activities:
Dividends paid to shareholders	(42,284,721)
Return of capital	(23,091,120)
Proceeds from borrowings	50,000,000
Net cash provided by (used in) financing activities	(15,375,841)
Net increase in cash and cash equivalents	62,455,684
Cash and cash equivalents at beginning of period	20,473,826
Cash and cash equivalents at end of period	$82,929,510

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$7,627,994

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

30                         Invesco Dynamic Credit Opportunities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

31                         Invesco Dynamic Credit Opportunities Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared and paid monthly to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

32                         Invesco Dynamic Credit Opportunities Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
P.	Other Risks — The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2017, the Adviser waived advisory fees of $35,604.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

33                         Invesco Dynamic Credit Opportunities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2017, there were transfers from Level 3 to Level 2 of $27,308,979 due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $19,285,886, due to third-party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$970,896,135	$132,896,105	$1,103,792,240
Bonds & Notes	—	238,010,916	—	238,010,916
Common Stocks & Other Equity Interests	46,531,309	14,972,669	1,509,310	63,013,288
Structured Products	—	55,340,416	—	55,340,416
Preferred Stocks	—	—	6,553	6,553
Money Market Funds	51,973,575	—	—	51,973,575
	98,504,884	1,279,220,136	134,411,968	1,512,136,988
Forward Foreign Currency Contracts*	—	591,576	—	591,576
Total Investments	$98,504,884	$1,279,811,712	$134,411,968	$1,512,728,564

*	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2017:

	Value 02/29/2016	Purchases	Sales	Accrued Discounts/ Premiums	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/2017
Variable Rate Senior Loan Interests	$121,544,132	$97,247,266	$(97,593,922)	$1,766,275	$(2,315,181)	$2,530,768	$19,285,886	$(9,569,119)	$132,896,105
Bonds & Notes	16,349,408	—	(414,571)	43,106	(6,083,867)	5,792,617	—	(15,686,693)	—
Common Stocks & Other Equity Interests	3,689,389	317,415	—	—	—	(444,327)	—	(2,053,167)	1,509,310
Preferred Stocks	42,232	—	—	—	—	(35,679)	—	—	6,553
Total	$141,625,161	$97,564,681	$(98,008,493)	$1,809,381	$(8,399,048)	$7,843,379	$19,285,886	$(27,308,979)	$134,411,968

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

34                         Invesco Dynamic Credit Opportunities Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/15/2017	Bank of America, N.A.	EUR	64,467,625	USD	68,686,709	$68,334,288	$352,421
03/15/2017	Barclays Bank PLC	EUR	64,467,625	USD	68,675,369	68,334,288	341,081
03/15/2017	Barclays Bank PLC	SEK	4,927,241	USD	551,673	546,198	5,475
03/15/2017	Barclays Bank PLC	USD	66,592,293	EUR	62,753,534	66,517,388	(74,905)
03/15/2017	Barclays Bank PLC	USD	17,520,658	GBP	13,988,808	17,361,985	(158,673)
03/15/2017	Barclays Bank PLC	USD	378,162	SEK	3,375,666	374,202	(3,960)
03/15/2017	Citibank, N.A.	SEK	161,719,201	USD	18,169,684	17,927,018	242,666
03/15/2017	Citibank, N.A.	USD	66,629,405	EUR	62,760,237	66,524,493	(104,912)
03/15/2017	Citibank, N.A.	USD	18,736,819	SEK	167,277,396	18,543,159	(193,660)
03/15/2017	Citibank, N.A.	USD	17,549,620	GBP	14,009,939	17,389,116	(160,504)
03/15/2017	Goldman Sachs International	EUR	64,472,260	USD	68,667,470	68,339,201	328,269
03/15/2017	Goldman Sachs International	GBP	55,974,178	USD	68,197,819	69,475,069	(1,277,250)
03/15/2017	Goldman Sachs International	SEK	8,634,450	USD	979,362	957,152	22,210
03/15/2017	Goldman Sachs International	USD	17,521,090	GBP	13,988,079	17,361,983	(159,107)
03/15/2017	Goldman Sachs International	USD	276,963	SEK	2,445,194	271,057	(5,906)
03/15/2017	Goldman Sachs International	USD	73,953,071	EUR	69,607,830	73,782,794	(170,277)
03/15/2017	JPMorgan Chase & Co.	SEK	161,495,899	USD	18,135,273	17,902,265	233,008
03/15/2017	JPMorgan Chase & Co.	USD	18,334,401	SEK	163,678,534	18,144,216	(190,185)
03/15/2017	Royal Bank of Canada	EUR	64,467,625	USD	68,693,800	68,334,288	359,512
03/15/2017	Royal Bank of Canada	USD	17,524,756	GBP	13,988,080	17,361,984	(162,772)
03/15/2017	Royal Bank of Canada	USD	66,612,437	EUR	62,753,534	66,517,388	(95,049)
04/18/2017	Barclays Bank PLC	EUR	62,820,761	USD	66,784,971	66,696,654	88,317
04/18/2017	Barclays Bank PLC	GBP	16,156,831	USD	20,242,428	20,071,444	170,984
04/18/2017	Citibank, N.A.	EUR	62,773,200	USD	66,765,011	66,646,159	118,852
04/18/2017	Citibank, N.A.	GBP	13,986,877	USD	17,537,795	17,375,735	162,060
04/18/2017	Citibank, N.A.	SEK	164,857,860	USD	18,499,659	18,307,135	192,524
04/18/2017	Citibank, N.A.	USD	275,171	SEK	2,445,195	271,534	(3,637)
04/18/2017	Goldman Sachs International	EUR	65,556,538	USD	69,696,886	69,601,222	95,664
04/18/2017	Goldman Sachs International	GBP	14,081,925	USD	17,655,189	17,493,813	161,376
04/18/2017	Goldman Sachs International	USD	548,722	SEK	4,881,430	542,073	(6,649)
04/18/2017	JPMorgan Chase & Co.	SEK	164,875,038	USD	18,502,458	18,309,042	193,416
04/18/2017	Royal Bank of Canada	EUR	62,820,761	USD	66,805,356	66,696,654	108,702
04/18/2017	Royal Bank of Canada	GBP	15,009,672	USD	18,816,491	18,646,342	170,149
04/25/2017	Goldman Sachs International	GBP	947,435	USD	1,189,499	1,177,163	12,336
Total Forward Foreign Currency Contracts — Currency Risk							$591,576

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar

35                         Invesco Dynamic Credit Opportunities Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2017:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,359,022
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$3,359,022

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(2,767,446)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(2,767,446)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash
Bank of America, N.A.	$352,421	$—	$352,421	$—	$—	$352,421
Barclays Bank PLC	605,857	(237,538)	368,319	—	—	368,319
Citibank, N.A.	716,102	(462,713)	253,389	—	—	253,389
Goldman Sachs International	619,855	(1,619,189)	(999,334)	—	—	(999,334)
JPMorgan Chase & Co.	426,424	(190,185)	236,239	—	—	236,239
Royal Bank of Canada	638,363	(257,821)	380,542	—	—	380,542
Total	$3,359,022	$(2,767,446)	$591,576	$—	$—	$591,576

Effect of Derivative Investments for the year ended February 28, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$42,912,938
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$(15,526,001)
Total	$27,386,937

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$654,414,490

NOTE 5—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2017.

	Value 02/29/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/2017	Dividend/ Interest Income
Targus International Inc. — Notes	$0	$—	$(0)	$—	$—	$—	$—
Targus International Inc. — Common Shares	0	—	(0)	—	—	—	—
Total	$0	$—	$(0)	$—	—	$—	$—

36                         Invesco Dynamic Credit Opportunities Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 7—Cash Balances and Borrowings

The Fund has entered into a $400 million revolving credit and security agreement which will expire on December 7, 2017. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2017, the average daily balance of borrowing under the revolving credit and security agreement was $294,095,890 with a weighted interest rate of 1.46%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2017. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*		Value
Accudyne Industries LLC	Revolver Loan		$3,111,707	$2,816,095
Avaya Inc.	DIP Term Loan		465,918	465,918
Brickman Group Ltd. LLC	Revolver Loan		579,949	578,191
CH Hold Corp.	Delayed Draw Term Loan		104,275	104,275
Community Health Systems, Inc.	Revolver Loan		1,018,204	1,013,698
Delta Air Lines, Inc.	Revolver Loan		1,558,333	1,546,645
Equinox Holdings Inc.	Revolver Loan		1,047,281	942,553
Filtration Group Corp.	Incremental Term Loan 2		1,653,077	1,653,077
Getty Images, Inc.	Revolver Loan		4,195,778	4,038,436
GoDaddy Operating Co., LLC	Delayed Draw Term Loan		6,572,066	6,572,066
Hearthside Group Holdings, LLC	Revolver Loan		1,477,841	1,475,476
IAP Worldwide Services	Revolver Loan		1,299,963	1,273,964
Klockner Pentaplast of America, Inc.	Revolver Loan	EUR	5,000,000	5,293,687
National Vision, Inc.	First Lien Revolver Loan		1,743,979	1,482,382
NRG Energy Inc.	Revolver Loan A		24,290,732	24,197,577
Oberthur Technologies of America Corp.	Term Loan B-2	EUR	6,283,224	6,656,762
Post Holdings, Inc.	Revolver Loan		2,282,597	2,278,192
Pret A Manger	Term Loan 2	GBP	504,543	626,113
Prime Security Services Borrower, LLC	Revolver Loan		2,034,652	2,033,381
Scientific Games International, Inc.	Revolver Loan		3,155,640	3,071,495
Tackle Group S.a.r.l.	Revolver Loan	EUR	717,120	759,241
THOM Europe S.A.S.	Revolver Loan	EUR	7,000,000	7,415,796
Transtar Holding Co.	DIP Term Loan		492,384	492,384
TricorBraun, Inc.	Delayed Draw Term Loan		180,229	180,229
Unilabs Diagnostics AB	Revolver Loan	EUR	6,438,814	6,207,361
				$83,174,994

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling

37                         Invesco Dynamic Credit Opportunities Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$42,408,227	$41,491,092
Ordinary income — taxable VRTP Shares	2,412,629	1,940,322
Return of capital	23,091,120	25,193,764
Total distributions	$67,911,976	$68,625,178

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation (depreciation) — investments	$(56,191,839)
Net unrealized appreciation (depreciation) — other investments	(2,717,689)
Temporary book/tax differences	(6,463)
Post-October deferrals	(6,834,810)
Capital loss carryforward	(237,981,498)
Shares of beneficial interest	1,285,490,481
Total net assets	$981,758,182

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$230,817,698	$—	$230,817,698
February 28, 2019	2,612,706	—	2,612,706
Not subject to expiration	—	4,551,094	4,551,094
	$233,430,404	$4,551,094	$237,981,498

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $1,290,935,665 and $1,231,392,370, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$62,016,379
Aggregate unrealized (depreciation) of investment securities	(118,208,218)
Net unrealized appreciation (depreciation) of investment securities	$(56,191,839)

Cost of investments for tax purposes is $1,568,328,827.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, foreign currency transactions, bond premium amortization and return of capital distributions, on February 28, 2017, undistributed net investment income was increased by $3,429,848, undistributed net realized gain (loss) was increased by $96,639,172 and shares of beneficial interest was decreased by $100,069,020. This reclassification had no effect on the net assets of the Fund.

38                         Invesco Dynamic Credit Opportunities Fund

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
Beginning shares	74,094,284	74,094,284
Shares issued through dividend reinvestment	—	—
Ending shares	74,094,284	74,094,284

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Variable Rate Term Preferred Shares

On August 29, 2013, the Fund issued 1,250 Series 2016/9-VTA C-1 VRTP Shares with a liquidation preference of $100,000 per share to Charta, LLC, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of the VRTP Shares on August 24, 2013 were used to repay a portion of the Fund’s outstanding borrowings under the existing revolving credit agreement. VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and were being amortized over the original 3 year life of the VRTP Shares. In addition, the Fund incurred costs in connection with the extension of the VRTP Shares that are recorded as a deferred charge and are being amortized over the extended term. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in the value of Variable rate term preferred shares on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The dividend rate is equal to Charta, LLC’s daily cost of funds rate plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the year ended February 28, 2017 were $125,000,000 and 1.90%, respectively.

The Fund is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

The liquidation preference of VRTP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 14—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount*		Value
Barclays Bank PLC		$4,195,778	$4,038,436
Citibank, N.A.		3,111,707	2,816,095
Goldman Sachs Lending Partners LLC		4,026,576	3,760,574
Goldman Sachs Lending Partners LLC	EUR	7,000,000	7,415,796
Mizuho Bank, Ltd.		24,290,732	24,197,577
Total			$42,228,478

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro

39                         Invesco Dynamic Credit Opportunities Fund

NOTE 15—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2017:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2017	$0.071	March 15, 2017	March 31, 2017
April 3, 2017	$0.071	April 13, 2017	April 28, 2017

NOTE 16—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended February 28,		Year ended February 29,		Years ended February 28,
	2017		2016		2015		2014		2013
Net asset value per common share, beginning of period	$11.51		$13.28		$13.82		$13.15		$12.37
Net investment income(a)	0.89		0.97		0.92		0.84		0.91
Net gains (losses) on securities (both realized and unrealized)	1.73		(1.84)		(0.56)		0.73		0.77
Total from investment operations	2.62		(0.87)		0.36		1.57		1.68
Dividends from net investment income	(0.57)		(0.56)		(0.90)		(0.90)		(0.90)
Return of capital	(0.31)		(0.34)		—		—		—
Total dividends and distributions paid to common shareholders	(0.88)		(0.90)		(0.90)		(0.90)		(0.90)
Net asset value per common share, end of period	$13.25		$11.51		$13.28		$13.82		$13.15
Market value per common share, end of period	$12.40		$9.97		$12.07		$12.90		$13.29
Total return at net asset value(b)	24.21%		(6.03)%		3.29%		12.65%		14.13%
Total return at market value(c)	34.20%		(10.44)%		0.57%		4.04%		23.00%
Net assets applicable to common shares, end of period (000’s omitted)	$981,758		$853,086		$983,798		$1,024,187		$974,021
Portfolio turnover rate(d)(e)	87%		88%		103%		121%		129%

Ratio/supplement data based on average net assets applicable to common shares outstanding:
Ratio of expenses	2.78	%(f)(g)	2.68	%(g)	2.52	%(g)	2.25	%(g)	2.09	%(g)
Ratio of expenses excluding interest, facilities and maintenance fees	1.94	%(f)	2.01%		1.96%		1.82%		1.72%
Ratio of net investment income to average net assets	6.98	%(f)	7.61%		6.72%		6.28%		7.15%

Senior indebtedness:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000		$125,000		$125,000
Total borrowings (000’s omitted)	$315,000		$265,000		$361,000		$331,000		$240,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$4,513		$4,691		$4,071		$4,472		$5,058
Asset coverage per preferred share(i)	$885,323		$782,469		$887,038		$919,350
Liquidating preference per preferred share	$100,000		$100,000		$100,000		$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $940,142.
(g)	Includes fee waivers which were less than 0.005% per share.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(i)	Calculated by subtracting the Fund’s total liabilities (not including preferred shares at liquidation value) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

NOTE 17–Subsequent Event

On March 29, 2017, the Board of Trustees approved the redemption of all outstanding VRTP Shares. The Fund intends to redeem a portion of the outstanding VRTP Shares each month beginning May 1, 2017 and ending September 1, 2017.

40                         Invesco Dynamic Credit Opportunities Fund

NOTE 18—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013. The review of the Transeastern Lenders remedies obligation is currently pending before the District Court. The parties argued the effects of the Supreme Court decisions in Executive Benefits Ins. Agency v. Arkison (In re Bellingham) (No. 12-1200) and Wellness International Network, Ltd. v. Sharif (No. 13-935) on liabilities before the District Court, which denied that the cases were an intervening change in law that affected the liabilities decision. The District Court remanded to the bankruptcy court a question on the effect of the settlement with other parties on the Transeastern Lenders remedies obligations. On April 1, 2016, the Bankruptcy Court acknowledged that the Monarch settlement reduces the Transeastern Lenders’ damages to $273 million from $505 million (a point that was undisputed) but concluded that the New Lender and D&O settlements do not eliminate, reduce, or otherwise impact the disgorgement and damages owed by the Transeastern Lenders.

On March 8, 2017, the District Court adopted the Bankruptcy Court’s report and recommendation on the impact of the interim settlements, holding that the settlement with the Transeastern Lenders and settlement of the D& O litigation had no impact on the remedial scheme, and that the settlement with Monarch reduced the liability of the non-settling Transeastern Lenders to $273 million. The Transeastern Lenders will appeal this decision.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

41                         Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Invesco Dynamic Credit Opportunities Fund (the “Fund”) as of February 28, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

42                         Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	2.39%
Corporate Dividends Received Deduction*	0.01%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in April 2017. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
04/28/2017	Common Shares	$0.0678	$0.0000	$0.0032	$0.0710

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

43                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer,

Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2007	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti- Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043	VK-CE-DCO-AR-1 04272017 0756

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Larry Soll, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, James T. Bunch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Larry Soll, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$77,475	$69,975
Audit-Related Fees(1)	$12,500	$12,500
Tax Fees(2)	$4,875	$4,875
All Other Fees	$0	$0

Total Fees	$94,850	$87,350

(g) PWC billed the Registrant aggregate non-audit fees of $17,375 for the fiscal year ended 2017, and $17,375 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)

Audit-Related fees for the fiscal year end February 28, 2017 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 29, 2016 includes fees billed for agreed upon procedures related to line of credit compliance.

(2)

Tax fees for the fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 29, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$635,000	$634,963
Tax Fees	$0	$0
All Other Fees	$2,827,000	$3,750,000

Total Fees(1)	$3,462,000	$4,384,963

(1)

Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $6,075,000 for the fiscal year ended February 28, 2017, and $9,195,785 for the fiscal year ended February 29, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the

Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Larry Soll, Raymond Stickel, Jr. and Robert C. Troccoli.
(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy voles are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, Focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by lnvesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), lnvesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant lnvesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ lnvesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other lnvesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, lnvesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global lnvesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the lnvesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, lnvesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose. usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. lnvesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

lnvesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i. Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, lnvesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. lnvesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

lnvesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not Feasible or in the best interests of shareholders, We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors, Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement. and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

lnvesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

lnvesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence. experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests! and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features. and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

lnvesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. lnvesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

lnvesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their Level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdidional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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Invesco Perpetual Stewardship Policy

Contents

Page

03	Introduction

03	What is the UK Stewardship Code?

03	Our compliance with the Stewardship Code

04	Introduction to the principles of the Stewardship Code

05	Principle 1: Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities

06	Principle 2: Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed

07	Principle 3: Institutional investors should monitor their investee companies

08	Principle 4: Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value

09	Principle 5: Institutional investors should be willing to act collectively with other investors where appropriate

09	Principle 6: Institutional investors should have a clear policy on voting and disclosure of voting activity

11	Principle 7: Institutional investors should report periodically on their stewardship and voting activities

11	Further information/useful links

11	Key contact details for matters concerning stewardship

Invesco Perpetual Stewardship Policy	03

Introduction

This paper describes Invesco Perpetual’s (IP) approach to stewardship and in particular how our policy and procedures meet the requirements of the Financial Reporting Council’s (FRC) UK Stewardship Code (the Code). Its purpose is to increase understanding of the philosophy, beliefs and practices that drive IP’s behaviours as a significant institutional investor in markets around the world.

IP has supported the development of good governance in the UK and beyond for many years. We are signatories and supporters of the FRC’s Stewardship Code. The Code sets out a number of areas of good practice to which the FRC believes institutional investors should aspire. It also describes steps asset owners can take to protect and enhance the value that accrues to the ultimate beneficiary.

This document is designed to describe how IP approaches our stewardship responsibilities and how this is consistent with and complies with the Code. It also provides useful links to relevant documents, codes and regulation for those who would like to look further at the broader context of our policy and the Code, as well as our commitment to other initiatives in this area, such as the UN supported Principles for Responsible Investment, of which Invesco is a signatory.

Key contact details are available at the end of this document should you have any questions on any aspect of our stewardship activities.

What is the UK Stewardship Code?

The UK Stewardship Code is a set of principles and guidance for institutional investors which represents current best practice on how they should perform their stewardship duties. The purpose of the Code is to improve the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code was published by the FRC in July 2010, was updated in September 2012, and will continue to be overseen by the FRC. Commitment to the Code is on a “comply or explain” basis.

Our compliance with the Stewardship Code

The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire.

IP takes its responsibilities for investing its clients’ money very seriously. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with company management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit from its future earnings streams. In IP’s view, it is about helping to provide the capital a company needs to grow, about being actively involved in its strategy, when necessary, and helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder, i.e. an organization which pools large sums of money and invests those sums in securities, real property and other investment assets. This is considered more appropriate than undertaking the direct management of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies.

IP may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but IP will never seek to be involved in the day to day running of any investee companies. IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than trying to sell or liquidating their funds’ share ownership, is the removal of directors. Given that the majority of its investments are part of a very active asset management culture, engagement with those companies in which it chooses to invest its clients’ money is very important. Encouraging high standards of corporate governance within those companies that it invests is key to achieving successful outcomes for its clients.

IP sets out below how it complies with each principle of the FRC’s Stewardship code, or details why we have chosen to take a different approach, where relevant.

Invesco Perpetual Stewardship Policy	04

Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies, all falling under the broader global policy. As an example, within IP’s ICVC range the following funds are excluded: Invesco US Enhanced Index, IP Balanced Risk 6, 8 and 10 funds, IP European ex UK Enhanced Index, IP Global Balanced Index, IP Global ex-UK Core Equity Index, IP Global ex-UK Enhanced Index, IP Hong Kong  & China, IP Japanese Smaller Companies, IP UK Enhanced Index.

Introduction to the principles of the Stewardship Code

There are 7 principles under the Stewardship Code. Each principle is accompanied by guidance to help investors focus on how to meet it.

The principles are as follows:

- Principle 1:	Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

- Principle 2:	Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

- Principle 3:	Institutional investors should monitor their investee companies.

- Principle 4:	Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

- Principle 5:	Institutional investors should be willing to act collectively with other investors where appropriate.

- Principle 6:	Institutional investors should have a clear policy on voting and disclosure of voting activity.

- Principle 7:	Institutional investors should report periodically on their stewardship and voting activities.

Invesco Perpetual Stewardship Policy	05

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

Guidance

Stewardship activities include monitoring and engaging with companies on matters such as strategy, performance, risk, capital structure and corporate governance, including culture and remuneration.

Engagement is purposeful dialogue with companies on those matters as well as on issues that are the immediate subject of votes at general meetings.

The policy should disclose how the institutional investor applies stewardship with the aim of enhancing and protecting the value for the ultimate beneficiary or client.

The statement should reflect the institutional investor’s activities within the investment chain, as well as the responsibilities that arise from those activities. In particular, the stewardship responsibilities of those whose primary activities are related to asset ownership may be different from those whose primary activities are related to asset management or other investment-related services.

Where activities are outsourced, the statement should explain how this is compatible with the proper exercise of the institutional investor’s stewardship responsibilities and what steps the investor has taken to ensure that they are carried out in a manner consistent with the approach to stewardship set out in the statement.

The disclosure should describe arrangements for integrating stewardship within the wider investment process.

Invesco Perpetual’s Investors’ approach:

IP complies with Principle 1 by publishing Invesco’s Global Policy Statement on Corporate Governance and Proxy Voting and this document around the specific application to Invesco on its website.

In this document we explain our philosophy on stewardship (including how we monitor and engage with companies), our proxy voting policy and how we deal with conflicts of interest. These documents are reviewed and updated on an annual basis.

Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

Dialogue with companies

IP will endeavour, where practicable and in accordance with its investment approach, to enter into a dialogue with companies’ management based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to investee company shareholder value.

Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to clients.

Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular review, which can only be achieved through corporate engagement.

The building of this relationship facilitates frank and open discussion, and on-going interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investments were based on a joint understanding of where the businesses were going and the ability of the companies’ management to execute that plan. It adds depth to the sophistication of our understanding of the firm, its clients and markets. Inevitably there are times when IP’s views diverge from those of the companies’ executives but, where possible, we attempt to work with companies towards a practical solution. However, IP believes that its status as part-owner of companies means that it has both the right and the responsibility to make its views known. The option of selling out of those businesses is always open, but normally IP prefers to push for change, (i.e. we believe that we are more influential as an owner of equity) even if this can be a slow process.

Invesco Perpetual Stewardship Policy	06

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing companies’ prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

-	Nomination and audit committees

-	Remuneration committee and directors’ remuneration

-	Board balance and structure

-	Financial reporting principles

-	Internal control system and annual review of its effectiveness

-	Dividend and Capital Management policies

-	Socially Responsible Investing policies

Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to a vote will require proper explanation and justification by (in most instances) the Board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Other considerations that IP might apply to non-routine proposals will include:

-	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

-	Peer group response to the issue in question

-	Whether implementation would achieve the objectives sought in the proposal

-	Whether the matter is best left to the Board’s discretion

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

Guidance

An institutional investor’s duty is to act in the interests of its clients and/or beneficiaries.

Conflicts of interest will inevitably arise from time to time, which may include when voting on matters affecting a parent company or client.

Institutional investors should put in place, maintain and publicly disclose a policy for identifying and managing conflicts of interest with the aim of taking all reasonable steps to put the interests of their client or beneficiary first. The policy should also address how matters are handled when the interests of clients or beneficiaries diverge from each other.

Invesco Perpetual’s Investors’ approach:

Invesco Perpetual maintains policies and procedures that deal with conflicts of interest in all of its business dealings. In particular in relation to conflicts of interest that exist in its stewardship and proxy voting activities, these policies can be found in the Global Policy Statement on Corporate Governance and Proxy Voting found on our website.

An extract from this policy is included below.

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy vote or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest actually exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment centre, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment centre are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time. Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

Invesco Perpetual Stewardship Policy	07

Principle 3

Institutional investors should monitor their investee companies.

Guidance

Effective monitoring is an essential component of stewardship. It should take place regularly and be checked periodically for effectiveness.

When monitoring companies, institutional investors should seek to:

-	Keep abreast of the company’s performance;

-	Keep abreast of developments, both internal and external to the company, that drive the company’s value and risks;

-	Satisfy themselves that the company’s leadership is effective;

-	Satisfy themselves that the company’s board and committees adhere to the spirit of the UK Corporate Governance Code, including through meetings with the chairman and other board members;

-	Consider the quality of the company’s reporting; and

-	Attend the General Meetings of companies in which they have a major holding, where appropriate and practicable

Institutional investors should consider carefully explanations given for departure from the UK Corporate Governance Code and make reasoned judgements in each case. They should give a timely explanation to the company, in writing where appropriate, and be prepared to enter a dialogue if they do not accept the company’s position.

Institutional investors should endeavour to identify at an early stage issues that may result in a significant loss in investment value. If they have concerns, they should seek to ensure that the appropriate members of the investee company’s board or management are made aware.

Institutional investors may or may not wish to be made insiders. An institutional investor who may be willing to become an insider should indicate in its stewardship statement the willingness to do so, and the mechanism by which this could be done.

Institutional investors will expect investee companies and their advisers to ensure that information that could affect their ability to deal in the shares of the company concerned is not conveyed to them without their prior agreement.

Invesco Perpetual’s Investors’ approach:

Through IP’s active investment process, fund managers endeavour to establish on a proportionate basis, on-going dialogue with company management and this is likely to include regular meetings.

In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all key engagement activities.

However, meeting company management is not the only method of corporate engagement.

-	Our investment teams regularly review company filings and publicly available information to gain a fuller understanding of the relevant company.

-	We also attend public meetings that companies call in order to hear from company boards and to discuss topics with other company shareholders on an informal basis.

-	Our investment teams also utilise research provided by market participants on the companies that we invest in. This allows us to understand what other participants in the capital markets think about those companies, and helps us develop a more rounded view.

This approach, and these methods of gaining information allows us to review the performance of our investee companies on a regular basis, and ask questions and raise concerns promptly.

Invesco Perpetual’s approach to the receipt of “inside information”

As part of the engagement process, IP fund managers may choose to be made insiders (i.e. to be made privy to material, non-public information) to protect and/or enhance investor value.

IP does not preclude fund managers from knowingly receiving inside information, being taken ‘over the wall’ or receiving market soundings.

For our investment process, we believe that it is important that our individual fund managers establish and maintain these relationships rather than have them intermediated by an independent panel or forum. IP further understands and accepts that through these relationships with corporate issuers and brokers, fund managers may at times directly receive inside information both advertently or inadvertently, or receive market soundings. The fund managers individually have a key fiduciary responsibility in assessing information received and managing it effectively. In accepting that fund managers may be exposed to receiving inside information and/or market soundings, it is therefore important that policies, procedures and controls are in place to ensure that when such information is received, it is managed effectively to prevent any behaviours or actions that could be considered in contradiction to laws and regulations in relation to Market Abuse.

In any scenario where inside information is received, the information needs to be controlled in a way that prevents its unnecessary dissemination and any related trading until that information becomes public and is effectively ‘cleansed’.

Invesco Perpetual Stewardship Policy	08

Anyone in receipt of inside information should only disclose to colleagues where necessary or required through the normal course of business and on a ‘need to know’ basis. Preventing wider dissemination of inside information reduces the risk of unlawful disclosure or others acting upon that information.

As soon as an individual has received inside information and been made an insider, Compliance will be notified together with the names of those known to also be in receipt of the information. Compliance will update the Invesco ‘insider list’ and ensure trading systems are updated to prevent any further trading until the information becomes public. In making the decision that information provided should be deemed ‘inside information’ and notified to Compliance, the individual will need to assess and confirm which issuers and companies are affected. Inside information provided specifically for one company could also be relevant for other linked companies, suppliers, subsidiaries, partners etc. An assessment should also be made of what securities/issues are affected by the insider information.

Individuals in receipt of inside information who subsequently use their judgement and determine that the information should be disseminated to other individuals on a ‘need to know’ basis, must also notify Compliance of each additional individual notified of the inside information to add their name to the record of recipients.

When a security is added to the restricted list, trading restrictions will be updated within the order management system (OMS) and will consider regional variations in regulatory requirements. In most cases all open orders in a security added to the insider list, will subsequently be cancelled until the information is cleansed and made public. However, open orders in European securities that have already been placed in the market (in full or in part), cannot be amended after receiving inside information, until the point that inside information is made public. Such orders will continue in accordance with the parameters and instructions given when passing the order for execution.

Invesco operates group wide restrictions whenever a single person is in receipt of inside information. It is therefore equally important that whenever inside information is made public and cleansed, Compliance are notified promptly to remove the security from the insider list and related trading restrictions.

Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

Guidance

Institutional investors should set out the circumstances in which they will actively intervene and regularly assess the outcomes of doing so. Intervention should be considered regardless of whether an active or passive investment policy is followed. In addition, being underweight is not, of itself, a reason for not intervening. Instances when institutional investors may want to intervene include, but are not limited to, when they have concerns about the company’s strategy, performance, governance, remuneration or approach to risks, including those that may arise from social and environmental matters.

Initial discussions should take place on a confidential basis. However, if companies do not respond constructively when institutional investors intervene, then institutional investors should consider whether to escalate their action, for example, by:

-	Holding additional meetings with management specifically to discuss concerns;

-	Expressing concerns through the company’s advisers;

-	Meeting with the chairman or other board members;

-	Intervening jointly with other institutions on particular issues;

-	Making a public statement in advance of General Meetings;

-	Submitting resolutions and speaking at General Meetings; and

-	Requisitioning a General Meeting, in some cases proposing to change board membership

Invesco Perpetual’s Investors’ approach:

IP’s fund managers manage corporate governance matters independently with the companies that they engage with. We believe that it is a key part of the investment process to protect and add value on behalf of investors.

Initially any issues/concerns would be raised by its fund managers through IP’s process of on-going dialogue and company meetings. We may then take a number of actions to escalate our concerns along the lines of a broad escalation hierarchy, via a number of different approaches including (but not limited too) as follows:

-	Meeting with non-executive members of company boards to discuss our concerns

-	Attendance and active participation at company annual general meetings (AGMs)

-	Writing of letters to company boards expressing our concerns and requiring action to be taken

-	Votes against management through the use of proxy voting on company resolutions

On occasions where a fund manager believes an issue is significant enough to be escalated, we will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Examples of issues that would prompt us to escalate our concerns may include:

-	Poor examples of corporate governance practice within companies – for example where management structures are created that increase conflicts of interest, or leave management control in the hands of dominant shareholders.

-	Concerns over remuneration policies at companies where those policies do not align with the ongoing positive growth of the company. This may include us exercising our proxy votes against the reappointment of chairs of the remuneration committees in order to express our concerns.

Invesco Perpetual Stewardship Policy	09

-	Where the strategic direction of companies that we invest in changes significantly, and does not match with the original investment rationale that attracted us to the company in the first place, and where we believe that the new strategy will no longer return the best value to shareholders, and ultimately to our clients.

-	Where Board structure or individual composition at an investee companies does not meet our standards in terms of the qualifications and expertise required.

We believe that our approach to escalation is consistent with the intent of the Code. However, because we approach each engagement individually we do not see this as a mechanistic process, and therefore our approach will vary based on the individual situations. Through regular and frank meetings with management, we try as much as possible to raise queries and issues before they become areas of concern that require more direct intervention – such as votes against management or divestment of positions.

Due to the nature of our engagement activities we are unlikely to make public statements or propose shareholder resolutions.

Our preference is to engage privately as we believe it better serves the long-term interests of our clients to establish relationships, and a reputation with companies that enhances rather than hinders dialogue.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate

Guidance

At times collaboration with other investors may be the most effective manner in which to engage.

Collective engagement may be most appropriate at times of significant corporate or wider economic stress, or when the risks posed threaten to destroy significant value.

Institutional investors should disclose their policy on collective engagement, which should indicate their readiness to work with other investors through formal and informal groups when this is necessary to achieve their objectives and ensure companies are aware of concerns. The disclosure should also indicate the kinds of circumstances in which the institutional investor would consider participating in collective engagement.

Invesco Perpetual’s Investors’ approach:

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable and there are no conflicts of interest.

In taking collaborative action we are cognisant of legal and regulatory requirements, including on market abuse, insider dealing and concert party regulations.

The Investment Association (IA), the National Association of Pension Funds (NAPF), the Investor Forum, the UK Sustainable Investment and Finance Association (UKSIF) and the UN backed Principles for Responsible Investment (UN PRI) coordinate and support collective shareholder meetings which can be very effective as they are carried out in a neutral environment. Where we have an interest, we are regular participants in such meetings.

IP are also members of the Investor Forum UK, an organisation set up to create an effective model for collective engagement with UK companies.

All of our engagement activities are undertaken in the best interests of our clients.

Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity

Guidance

Institutional investors should seek to on vote all shares held. They should not automatically support the board.

If they have been unable to reach a satisfactory outcome through active dialogue then they should register an abstention or vote against the resolution. In both instances, it is good practice to inform the company in advance of their intention and the reasons why.

Institutional investors should disclose publicly voting records.

Institutional investors should disclose the use made, if any, of proxy voting or other voting advisory services. They should describe the scope of such services, identify the providers and disclose the extent to which they follow, rely upon or use recommendations made by such services.

Institutional investors should disclose their approach to stock lending and recalling lent stock.

Invesco Perpetual’s Investors’ approach:

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Invesco Perpetual Stewardship Policy	10

In terms of reporting our proxy voting records publicly, we already publish our UK Equity team proxy vote records on our website on an annual basis. Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee which compromises representatives from various investment management teams and Invesco’s Head of Global Governance, Policy and Responsible Investment (“Head of Global Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. In the absence of a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages. In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process.

The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment centre to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Global Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

Non-Votes

In the vast majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

-	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting or to vote in accordance with proxy advisor recommendations

-	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities

-	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the clients of voting a specific proxy outweighs the clients’ temporary inability to sell the security

-	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy

IP uses Institutional Shareholder Services to process its voting decisions and the Association of British Insurers IVIS service for research for UK securities.

Approach to Stock Lending

IP does not enter into stock lending arrangements which might impact the voting process. We do not believe that our clients’ best interests are served by lending stocks out to third parties that may not have the same reasons for investing in those companies that we do. We do not believe giving up our voting ability by lending out stock is compatible with our beliefs in terms of corporate engagement.

Invesco Perpetual Stewardship Policy	11

Principle 7

Institutional investors should report periodically on their stewardship and voting activities

Guidance

Institutional investors should maintain a clear record of their stewardship activities.

Asset managers should regularly account to their clients or beneficiaries as to how they have discharged their responsibilities. Such reports will be likely to comprise qualitative as well as quantitative information. The particular information reported and the format used, should be a matter for agreement between agents and their principals.

Asset owners should report at least annually to those to whom they are accountable on their stewardship policy and its execution.

Transparency is an important feature of effective stewardship. Institutional investors should not, however, be expected to make disclosures that might be counterproductive. Confidentiality in specific situations may well be crucial to achieving a positive outcome.

Asset managers that sign up to this Code should obtain an independent opinion on their engagement and voting processes having regard to an international standard or a UK framework such as AAF 01/062. The existence of such assurance reporting should be publicly disclosed. If requested, clients should be provided access to such assurance reports.

Invesco Perpetual’s Investors’ approach:

In terms of reporting our proxy voting records publicly, we already publish our UK Equity team proxy vote records on our website on an annual basis. Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

The processes relating to our corporate governance activities are subject to audit by our internal audit function. This function is independent from the front office, and the rest of the business, and provides an independent assessment of business practises directly to Board level.

We believe that this level of scrutiny and oversight provides our clients with the assurance that our policies and practises meet and exceed current industry standards.

We will continually assess this approach.

Further information/useful links (also available via our website):

https://www.invesco.com/corporate/about-us/ proxy-voting

Key contact details for matters concerning stewardship:

Bonnie Saynay

Global Head of Proxy Governance and Responsible Investment

Tel: +1 (713) 214-4774

Email: Bonnie.Saynay@invesco.com

Stuart Howard

Head of Investment Management Operations

Tel: +44 1491 417175

Email: Stuart_Howard@invescoperpetual.co.uk

Dan Baker

Operations Manager

Tel: +44 1491 416514

Email: Dan_Baker@invescoperpetual.co.uk

Charles Henderson

UK Equities Business Manager

Tel: +44 1491 417672

Email: Charles_Henderson@invescoperpetual.co.uk

Telephone calls may be recorded.

12

Important information

Where Invesco Perpetual has expressed views and opinions, these may change. Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Conduct Authority.

Invesco Asset Management Limited

Registered in England 949417

Registered office Perpetual Park, Perpetual Park Drive, Henley-on-Thames,

Oxfordshire, RG9 1HH, UK.

61186/PDF/231116

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2017 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None	N/A	Over $1,000,000
Nuno Caetano	None	N/A	None
Philip Yarrow	None	N/A	$500,001 - $1,000,000

Assets Managed

The following information is as of February 28, 2017 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
		Invesco Dynamic Credit Opportunities Fund
Scott Baskind	4	$13,643.9	3	$8,997.5	41	$14,366.8
Nuno Caetano	None	None	2	$711.5	None	None
Philip Yarrow	3	$4,768.9	3	$8,997.5	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco[2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group
Invesco- U.S. Real Estate Division[2,3] Invesco Senior Secured[2,4] Invesco PowerShares[2,5]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds

[1]	Rolling time periods based on calendar year-end.
[2]

Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[3]

Portfolio Managers for Invesco Global Infrastructure Fund, Invesco Global Real Estate Fund, Invesco MLP Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on net operating profits of the U.S. Real Estate Division of Invesco.

[4]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[5]	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as overall performance of Invesco PowerShares.

Invesco Japan[6]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a four year pro-rata vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders, and creates an incentive to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 13, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 13, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 8, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.